                         SHARE PURCHASE AND SALE AGREEMENT

                                       MADE
                                  OCTOBER 21, 1998

                                       AMONG
                             CORNUCOPIA RESOURCES INC.
                                        AND
                             CORNUCOPIA RESOURCES LTD.
                                        AND
                              VISTA GOLD HOLDINGS INC.
                                        AND
                                  VISTA GOLD CORP.

                            IN RESPECT OF THE SHARES OF
                            MINERAL RIDGE RESOURCES INC.

                                 TABLE OF CONTENTS

PART 1 -  DEFINITIONS AND INTERPRETATION.................................2
     1.1  Definitions....................................................2
     1.2  Interpretation.................................................6

PART 2 -  PURCHASE AND SALE..............................................7
     2.1  Purchase and Sale of Purchased Shares..........................7

PART 3 -  REPRESENTATIONS AND WARRANTIES.................................7
     3.1  Representations and Warranties of the Vendor and CRL...........7
          (1)   Corporate Status and Authority...........................7
          (2)   No Default...............................................8
          (3)   Share Capital............................................9
          (4)   Financial Matters........................................9
          (5)   Inventory...............................................10
          (6)   Material Changes........................................10
          (7)   Banking.................................................11
          (8)   Material Contracts......................................12
          (9)   Assets and Property.....................................12
          (10)  Hazardous Materials and Environmental Laws..............13
          (11)  Legal and Regulatory Matters............................13
          (12)  Taxation................................................14
          (13)  Employment Matters......................................15
          (14)  Insurance...............................................16
          (15)  Binding Agreement.......................................16
          (16)  Ownership of Purchased Shares...........................16
          (17)  Residency...............................................16
          (18)  No Commission...........................................17
          (19)  Approvals...............................................17
          (20)  Representations and Warranties of Mineral Ridge in
                  Restated and Amended Loan Agreement......17
          (21)  Securities Laws.........................................17
     3.2  Representations and Warranties of the Purchaser and VGC.......21
          (1)   Corporate Status and Authority..........................21
          (2)   No Default..............................................21
          (3)   Binding Agreement.......................................21
          (4)   Share Capital...........................................22
          (5)   Disclosure Documents....................................22
          (6)   No Encumbrances on VGC Shares...........................22
          (7)   Listing of VGC Shares...................................22
          (8)   Reporting Issuer Status.................................22
          (9)   No Commission...........................................22

PART 4 -  COVENANTS.....................................................23
     4.1  Covenants of the Vendor and CRL...............................23

          (1)   Agreement Date to Closing...............................23
          (2)   At Closing..............................................25
     4.2  Covenants of the Purchaser and VGC............................26
          (1)   General.................................................26
          (2)   At Closing..............................................26

PART 5 -  CONDITIONS PRECEDENT..........................................27
     5.1  Mutual Conditions Precedent...................................27
     5.2  Conditions for the Benefit of the Vendor and CRL..............28
     5.3  Conditions for the Benefit of the Purchaser and VGC...........30

PART 6 -  SURVIVAL OF REPRESENTATIONS AND INDEMNITY.....................33
     6.1  Survival of Representations, Warranties and Covenants.........33
     6.2  Indemnity.....................................................33

PART 7 -  GENERAL.......................................................33
     7.1  Time and Place of Closing.....................................33
     7.2  Notices.......................................................33
     7.3  Confidentiality and Disclosure................................35
     7.4  Dispute Resolution and Arbitration............................35
     7.5  Governing Law.................................................35
     7.6  Binding Effect................................................35
     7.7  Time of Essence...............................................36
     7.8  Assignment....................................................36
     7.9  Further Assurances............................................36
     7.10 Expenses......................................................36
     7.12 Entire Agreement..............................................36
     7.11 Counterparts and Facsimile....................................37

SCHEDULE "A" - FINANCIAL STATEMENTS....................................A-1
SCHEDULE "B" - LOANS AND CREDIT FACILITIES.............................B-1
SCHEDULE "C" - BANK FACILITIES.........................................C-1
SCHEDULE "D" - MATERIAL CONTRACTS......................................D-1
SCHEDULE "E" - MATERIAL CONTRACTS IN BREACH OR DEFAULT.................E-1
SCHEDULE "F" - MINERAL RIGHTS AND LANDS................................F-1
SCHEDULE "G" - ROYALTY INTERESTS.......................................G-1
SCHEDULE "H" - EQUIPMENT...............................................H-1
SCHEDULE "I" - LITIGATION..............................................I-1
SCHEDULE "J" - EMPLOYMENT CONTRACTS....................................J-1
SCHEDULE "K" - INSURANCE...............................................K-1
SCHEDULE "L" - PERMITTED ENCUMBRANCES..................................L-1
SCHEDULE "M" - APPROVALS...............................................M-1
SCHEDULE "N" - VGC SUBSCRIPTION AGREEMENT..............................N-1

                        SHARE PURCHASE AND SALE AGREEMENT

THIS AGREEMENT made the 21st day of October, 1998

AMONG:

          CORNUCOPIA RESOURCES INC., a company incorporated under the laws of the State of Nevada and having an office at Suite 540, Marine Building, 355 Burrard Street, Vancouver, British Columbia, Canada

          (the "VENDOR")

AND:

          CORNUCOPIA RESOURCES LTD., a company amalgamated under the laws of the British Columbia and having an office at Suite 540, Marine Building, 355 Burrard Street, Vancouver, British Columbia, Canada

          ("CRL")

AND:

          VISTA GOLD HOLDINGS INC., a company incorporated under the laws of the State of Nevada and having an office at Suite 3000, 370 Seventeenth Street, Denver, Colorado, U.S.A.

          (the "PURCHASER")

AND:

          VISTA GOLD CORP., a company continued under the laws of the Yukon Territory and having an office at Suite 3000, 370
          Seventeenth Street, Denver, Colorado, U.S.A.

          ("VGC")

WHEREAS:

A. the Vendor is the legal and beneficial holder of all of the issued and outstanding shares in the capital of Mineral Ridge;

B. the Purchaser has agreed to purchase and the Vendor has agreed to sell all of the issued and outstanding shares in the capital of Mineral Ridge on the terms, at the time and subject to the conditions set forth herein;

C. the Vendor is a wholly-owned subsidiary of CRL and the Purchaser is a wholly-owned subsidiary of VGC;

NOW THEREFORE THIS AGREEMENT WITNESSES THAT in consideration of the premises and mutual covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby covenant and agree as follows:


                                       PART 1

                           DEFINITIONS AND INTERPRETATION

1.1       DEFINITIONS

          In this Agreement and the recitals hereto, unless the context otherwise requires, the following terms shall have the following respective meanings:

     (a) "ACCREDITED INVESTOR" means an "accredited investor" as that term is defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the U.S. Securities Act;

     (b) "ASSETS" means all of the rights, properties, undertakings and assets of Mineral Ridge, whether or not used in connection with or relating to the Business, whether real or personal, tangible or intangible, and whether owned, leased or licensed, including, without limitation, all Mineral Rights, Lands and Equipment;

     (c) "BUSINESS" means all the business carried on by Mineral Ridge as of the date of this Agreement, including, without limitation, mineral exploration and mining;

     (d) "BUSINESS DAY" means any day, other than Saturday, Sunday or a statutory holiday in the Province of British Columbia;

     (e) "CLAIM" means any claim, demand, action, cause of action, damage, loss, cost, liability or expense, including, without limitation, reasonable professional fees and all costs incurred in investigating or pursuing any of the foregoing or any proceeding relating to any of the foregoing;

     (f) "CLOSING" means the closing of the purchase and sale of the Purchased Shares contemplated herein;

     (g) "CLOSING DATE" means October 21, 1998 or such other date as the parties hereto may agree;

     (h) "CONSTATING DOCUMENTS" means the memorandum, articles, articles of incorporation, articles of continuance or articles of amalgamation pursuant to which a corporation is incorporated, continued or amalgamated, as the case may be, together with any amendments thereto, and the by-laws of such corporation and any shareholders' agreement which has been executed by such corporation or which governs in whole or in part such corporation's affairs;

     (i) "CRL SHARES" means the 2,777,777 common shares in the capital of CRL to be issued to VGC pursuant to the VGC Subscription Agreement;

     (j)  "DRESDNER" means Dresdner Bank AG, New York and Grand Cayman Branches;

     (k) "DRESDNER LOAN AGREEMENT" means the loan agreement dated January 17, 1997 between Mineral Ridge and Dresdner;

     (l) "ENCUMBRANCE" means any mortgage, charge, pledge, hypothec, security interest, lien, easement, right-of-way, encroachment, covenant, condition, right of re-entry, lease, license, assignment, option, claim, encumbrance, set-off, escrow, hold period, voting agreement, voting trust or other limitation, restriction or title defect of whatever kind or nature, regardless of form, whether or not registered or registrable and whether or not consensual or arising by law or pursuant to the by-laws, rules or policies of any stock exchange, and whether known or unknown at the time of Closing;

     (m) "ENVIRONMENTAL CONTAMINATION" means the discharge, emission, leaking, spilling, leaching, release or discharge into the environment, including, without limitation, land, air and water, of Hazardous Materials or other material, so as to result in any harm, damage or hazard to the environment or to any person, property or thing;

     (n) "ENVIRONMENTAL LAWS" means all Laws or lawful requirements of any Governmental Authority with respect to environmental and health protection or regulating Hazardous Materials;

     (o) "EQUIPMENT" means all supplies and all machinery, equipment, automobiles, trucks, bulldozers, shovels, trailers, tractors, office equipment, computer hardware and software, yard equipment, furniture, furnishings and tools of all kinds owned or leased by Mineral Ridge, the Vendor and CRL and used or intended for use in connection with the Business;

     (p) "FINANCIAL STATEMENTS" means the unaudited financial statements of Mineral Ridge as at July 31, 1998 attached hereto as Schedule "A" hereto;

     (q) "GOVERNMENTAL AUTHORITY" means any federal, provincial, state, municipal, county or regional governmental or quasi-governmental authority, domestic or foreign, and includes any ministry, department, commission, bureau, board, administrative or other agency, regulatory body or instrumentality thereof, including, without limitation, any securities commission, stock exchange or other securities regulatory authority, whether a self-regulating body or otherwise;

     (r) "GOVERNMENTAL AUTHORIZATIONS" means all authorizations, approvals, licenses, permits or quotas issued to Mineral Ridge primarily in connection with the Business or any of the Assets by any Governmental Authorities;

     (s) "HAZARDOUS MATERIALS" means any asbestos materials, urea formaldehyde, explosives, radioactive materials, pollutants, contaminants, hazardous substances, corrosive substances, toxic substances, special wastes or wastes of any kind, including, without limitation, compounds known as chlorobiphenyls and any substance the storage, manufacture, disposal, treatment, generation, use, transport, remediation or release of which into the environment is prohibited, controlled or licensed under Environmental Laws;

     (t) "INVENTORIES" means all inventories of every kind and nature and wheresoever situate owned by Mineral Ridge and in any way pertaining to the Business, including, without limitation, all inventories of processed ore, raw materials, work-in-progress, finished goods, spare parts, operating supplies and packaging materials of or in any way pertaining to the Business;

     (u) "LANDS" means the surface interest in lands and premises associated with the Mineral Rights and all plant, improvements, appurtenances and fixtures situated thereon or forming part thereof, including without limitation, all buildings situated thereon and all reserves of minerals IN SITU within, under or upon such lands and premises;

     (v) "LAWS" means all applicable laws (including the common law), by-laws, rules, rulings, regulations, orders, ordinances, notices, injunctions, directions, decrees, treaties, statutes and judgments or other requirements of any Governmental Authority, all as in force at the date of this Agreement;

     (w) "LIABILITIES" means any and all debts, liabilities, obligations, claims or demands of whatsoever nature or kind and whether accrued, contingent, absolute, conditional or otherwise and whether or not determined or determinable;

     (x) "MATERIAL CONTRACT" means any agreement, whether written or oral, which is material to the Business and for the purposes of this Agreement, a contract shall be a Material Contract if:

          (i) performance of any right or obligation by any party to such contract (other than a contract with a customer in the ordinary course of business) may occur over a period of time greater than one year;

          (ii) an expenditure, receipt or transfer or other disposition of property with a value of greater than $10,000 may arise under such contract; or

          (iii) such contract has been entered into other than in the ordinary course of business;

     (y) "MINERAL RIDGE" means Mineral Ridge Resources Inc., a company incorporated under the laws of the State of Nevada;

     (z) "MINERAL RIGHTS" means all water, water wells, water rights, concessions, leases, mineral interests, easements, reserves or any other mineral interests, including, without limitation, patented and unpatented claims and options to lease held by Mineral Ridge;

     (aa) "MISREPRESENTATION" means:

          (i)   an untrue statement of a material fact; or

          (ii) an omission to state a material fact that is required to be stated, or necessary to prevent a statement that is made from being false or misleading in the circumstances in which it was made;

     (bb) "PERMITTED ENCUMBRANCES" means (i) Encumbrances for taxes, assessments or governmental charges or levies on property not yet due or delinquent, (ii) easements, encroachments and other minor imperfections of title which do not, individually or in the aggregate, materially detract from the value or impair the use or marketability of the Mineral Rights or any real property, (iii) Encumbrances granted by VGC or the Purchaser, and (iv) Encumbrances described in Schedule "L" hereto;

     (cc) "PERSON" means an individual, sole proprietorship, partnership, unincorporated association, unincorporated syndicate, unincorporated organization, trust, body corporate, a trustee, executor, administrator or other legal representative, and any Governmental Authority;

     (dd) "PURCHASED SHARES" means the 25,000 issued and outstanding common shares in the capital of Mineral Ridge being sold by the Vendor and purchased by the Purchaser under this Agreement;

     (ee) "SECURITIES LAWS" means the applicable securities laws of the Province of British Columbia and the respective regulations made and forms prescribed thereunder, together with all applicable published policy statements and blanket orders and rulings of the British Columbia Securities Commission;

     (ff) "STOCK EXCHANGES" means The Toronto Stock Exchange and the American Stock Exchange;

     (gg) "TAXES" include, without limitation, all taxes, duties, fees, premiums, assessments, imposts, levies and other charges of any kind whatsoever imposed by any Governmental Authority, together with all interest, penalties, fines, additions or taxes or other additional amounts imposed in respect thereof (including, without limitation, those levied on, or measured by, or referred to as income, gross receipts, profits, capital, transfer, land transfer, sales, goods and services, use, value-added, excise, stamp, withholding, business, franchising, property, payroll, employment, health, social service, education and social security taxes, all surtaxes, all customs duties and import and export taxes, all licence, franchise and registration fees, and all unemployment insurance, health insurance and Canada and other government pension plan premium);

     (hh) "U.S. EXCHANGE ACT" means the SECURITIES EXCHANGE ACT OF 1934, as amended, of the United States of America;

     (ii) "U.S. PERSON" means a U.S. person as that term is defined in Regulation S under the U.S. Securities Act;

     (jj) "U.S. SECURITIES ACT" means the SECURITIES ACT OF 1933, as amended, of the United States of America;

     (kk) "U.S. SECURITIES LAWS" means the U.S. Securities Act, the U.S. Exchange Act, the securities laws of each applicable state of the United States and the regulations promulgated under each such act or law;

     (ll) "VGC SHARES" means the 1,562,500 common shares in the capital of VGC to be issued to CRL at the Closing as consideration for the Purchased Shares; and

     (mm) "VGC SUBSCRIPTION AGREEMENT" means the agreement substantially in the form of Schedule "N" hereto.

1.2       INTERPRETATION

          For the purposes of this Agreement, except as otherwise expressly provided:

     (a) "THIS AGREEMENT" means this Agreement, including the recitals hereto, and not any particular Part, Section, Subsection or other subdivision or recital hereof, and includes any agreement, document or instrument entered into, made or delivered pursuant to the terms hereof, as the same may, from time to time, be supplemented or amended and in effect;

     (b) the words "HEREOF", "HEREIN", "HERETO" and "HEREUNDER" and other words of similar import refer to this Agreement as a whole and not to any particular Part, Section, Subsection, or other subdivision or recital hereof;

     (c) the division of this Agreement into Parts, Sections, Subsections, and other subdivisions or recitals, and the insertion of headings are for convenience of reference only and are not intended to interpret, define or limit the scope, extent or intent of this Agreement or any provision hereof;

     (d) all references to currency in this Agreement are to lawful money of the United States of America and all amounts to be calculated or paid pursuant to this Agreement are to be calculated in lawful money of the United States of America;

     (e) a reference to a statute in this Agreement includes all regulations or rules made thereunder, all amendments to the statute, regulations or rules in force as at the date of this Agreement, and any statutes, regulations or rules that supplement or supersede such statutes, regulations or rules;

     (f) the singular of any term includes the plural, and vice versa, and the use of any term is generally applicable to any gender and, where applicable, a body corporate, firm or other entity, and the word "OR" is not exclusive and the word "INCLUDING" is not limiting, whether or not non-limiting language (such as

          "WITHOUT LIMITATION" or "BUT NOT LIMITED TO" or words of similar import) is used with reference thereto;

     (g) in the event that any date on which any action is required to be taken hereunder by any of the parties hereto is not a Business Day, such action shall be required to be taken on the next succeeding day which is a Business Day; and

     (h) all references to "APPROVAL", "AUTHORIZATION" or "CONSENT" in this Agreement means written approval, authorization or consent.


                                       PART 2

                                 PURCHASE AND SALE

2.1       PURCHASE AND SALE OF PURCHASED SHARES

          Subject to the terms and conditions contained in this Agreement, the Vendor hereby agrees to sell, assign and transfer to the Purchaser and the Purchaser hereby agrees to purchase from the Vendor at the Closing all of the Purchased Shares, free and clear of all Encumbrances, except any Permitted Encumbrances for a purchase price of $250,000 (CDN$380,700) payable by the issuance of the VGC Shares to CRL at the Closing.


                                       PART 3

                           REPRESENTATIONS AND WARRANTIES

3.1       REPRESENTATIONS AND WARRANTIES OF THE VENDOR AND CRL

          The Vendor and CRL each represent and warrant to and in favour of the Purchaser and VGC as follows, and acknowledge that, notwithstanding any due diligence and investigations the Purchaser and VGC may have undertaken prior to the Closing, the Purchaser and VGC are relying fully upon such representations and warranties as an inducement to enter into this Agreement and to consummate the transactions contemplated hereby:

(1)       CORPORATE STATUS AND AUTHORITY

     (a) CORPORATE STATUS OF THE VENDOR. The Vendor is duly incorporated and validly exists under the laws of the State of Nevada and is in good standing under applicable corporate statutes of the State of Nevada.

     (b) CORPORATE STATUS OF THE CRL. CRL is duly incorporated and validly exists under the laws of the Province of British Columbia and is in good standing under the COMPANY ACT (British Columbia) .

     (c) CORPORATE STATUS OF MINERAL RIDGE. Mineral Ridge is duly incorporated and validly exists under the laws of the State of Nevada and is in good standing under applicable corporate statutes of the State of Nevada.

     (d) CORPORATE POWER AND AUTHORITY OF THE VENDOR TO ENTER INTO AND PERFORM AGREEMENT. The Vendor has the corporate power and authority to own and hold the Purchased Shares, to enter into this Agreement, to consummate all transactions contemplated herein, to perform its obligations hereunder, and to transfer legal title to and to transfer beneficial ownership of the Purchased Shares to the Purchaser on the terms and conditions hereof, free and clear of Encumbrances, except Permitted Encumbrances.

     (e) CORPORATE POWER AND AUTHORITY OF CRL TO ENTER INTO AND PERFORM AGREEMENT. CRL has the corporate power and authority to enter into this Agreement, to consummate all transactions contemplated herein and to perform its obligations hereunder.

     (f) NO BANKRUPTCY PROCEEDINGS. No proceedings have been taken or authorized by the Vendor, CRL or Mineral Ridge or, to the best of the knowledge of the Vendor or CRL, by any other person, with respect to the bankruptcy, insolvency, liquidation, dissolution, or winding-up of the Vendor, CRL or Mineral Ridge.

     (g) POWER AND AUTHORITY OF MINERAL RIDGE. Mineral Ridge has all requisite power and authority to own and lease its Assets and carry on its Business.

     (h) SUBSIDIARIES. Mineral Ridge has no subsidiaries or investments in other corporate entities.

     (i) CORPORATE RECORDS. The corporate records of the Vendor and Mineral Ridge, as required to be maintained by the Vendor and Mineral Ridge under the applicable corporate statutes of the State of Nevada, including, without limitation, the Constating Documents of the Vendor and Mineral Ridge, are accurate, complete and up-to-date in all material respects and all material transactions of Mineral Ridge have been promptly and properly recorded in its books or filed with its records.

(2)       NO DEFAULT

          The execution and delivery of this Agreement, the consummation of the transactions contemplated hereby, or the fulfilment of or compliance with the terms and provisions hereof do not and will not, and do not create a state of facts which after notice or lapse of time or both will:

     (a) result in the breach of or violate any term or provision of the Constating Documents of either Mineral Ridge or the Vendor;

     (b) conflict with, result in the breach of, constitute a default under, or accelerate or permit the acceleration of the obligations of the Vendor or CRL under, any Material Contract, except the guarantee dated January 17, 1997 between the Vendor and Dresdner, the pledge agreement dated January 17, 1997 between the Vendor and Dresdner, the guarantee dated January 17, 1997 between CRL and

          Dresdner and the pledge agreement dated January 17, 1997 between CRL and Dresdner;

     (c) result in the cancellation, suspension or alteration in the terms of any Government Authorization;

     (d)  result in the creation of any Encumbrance upon any of the Assets;

     (e) require the consent of any person pursuant to any Material Contract, except Dresdner;

     (f) give any person other than the parties hereto any material interest or right, including, without limitation, rights of purchase, termination, cancellation or acceleration under any Material Contract or Government Authorization;

     (g) subject to compliance with disclosure requirements under applicable securities legislation and the rules, by-laws and policies of any stock exchange having jurisdiction, conflict with, breach, or violate any of the terms, conditions or provisions of any Law, or any judgment, order, injunction, decree, regulation or ruling of any court or stock exchange having jurisdiction; or

     (h)  result in the imposition of any Taxes on Mineral Ridge or the Assets.

(3)       SHARE CAPITAL

     (a) SHARE CAPITAL. The authorized share capital of Mineral Ridge consists of 25,000 common shares with a par value of $1.00 per share, of which 25,000 common shares have been duly and validly allotted and issued and are outstanding as fully-paid and non-assessable shares as at the date hereof. No other shares in the capital of Mineral Ridge are issued and outstanding as at the date hereof.

     (b) SHAREHOLDERS. The Vendor is the sole legal and beneficial shareholder of Mineral Ridge.

     (c) NO OPTIONS. Except pursuant to this Agreement, no person has any option, warrant, right, call, commitment, conversion right, right of exchange or other agreement, present or future, contingent or absolute, or any right or privilege (whether by law, pre-emptive or contractual) capable of becoming an option, warrant, right, call, commitment, conversion right, right of exchange or other agreement for the purchase, subscription, allotment or issuance of any of the unissued common shares, financial instruments convertible into common shares or other securities of Mineral Ridge.

(4)       FINANCIAL MATTERS

     (a) FINANCIAL STATEMENTS. The Financial Statements have been prepared in accordance with generally accepted accounting principles in Canada and present fairly and accurately in every material respect the assets, liabilities (whether accrued, absolute, contingent or otherwise) and financial condition of Mineral Ridge as of the date of such statements, and the results of the operations of Mineral Ridge during the periods covered by such statements.

     (b) LIABILITIES. Except as disclosed in the Financial Statements, Mineral Ridge had no material Liabilities as of the date of the Financial Statements, other than:

          (i) certain of the amounts claimed by D.H. Blattner & Sons and Roberts & Schaefer Company under a lien filed in the office of the County Recorder of Esmerelda County, Nevada and disclosed in Schedule "I" hereto;

          (ii) certain additional interest and fees claimed by Dresdner under the terms of the Dresdner Loan Agreement; and

          (iii) certain additional funds requested by Van American Insurance Company in respect of the reclamation obligations of Mineral Ridge.

(5)       INVENTORY

          Gold inventory is recorded at estimated net realizable value. Gold ounces contained and recoverable in the leach pad, or stockpile and in the processing plant are valued using the average cost method and carried at the lower of cost and net realizable value. All other Inventories are merchantable or usable in the ordinary course of business. No items included in the Inventories are held by Mineral Ridge on consignment from others or have been pledged as collateral.

(6)       MATERIAL CHANGES

          Except as contemplated by this Agreement or disclosed in Schedule "E", Mineral Ridge has not, since the date of the Financial Statements:

     (a) experienced any adverse material change in the business, operations, assets, liabilities, ownership, capital or financial position or condition of Mineral Ridge, or any change in a material fact that has a significant adverse effect on, or would reasonably be expected to have a significant adverse effect on, the business, operations, assets, liabilities, ownership, capital or financial position or condition of Mineral Ridge, including, without limitation, the Business, the Assets and the Liabilities;

     (b) transferred, assigned, sold or otherwise disposed of any part of the Business or any of the Assets, except in the normal course of business;

     (c) incurred or assumed any material Liability, except unsecured current obligations and liabilities incurred in the ordinary and usual course of business;

     (d) discharged or satisfied any Encumbrance, or paid any obligation or Liability, other than Liabilities disclosed in the Financial Statements and the Liabilities incurred since the date of the Financial Statements that have been paid in the normal course of business;

     (e) suffered an extraordinary loss (before interest or taxes), waived, surrendered or omitted to take any action in respect of any rights of substantial value or entered into any commitment or transaction not in the normal course of business, where such loss, rights, commitment or transaction is or would be material in relation to the Assets or the Business;

     (f) granted any bonuses, whether monetary or otherwise, or made any general wage or salary increases in respect of employees or officers employed by Mineral Ridge other than as provided for in existing employment arrangements, or changed the terms of employment for any employee or officer of Mineral Ridge;

     (g) hired or dismissed any employee or officer of Mineral Ridge, other than the dismissals of Gary Saunders and John Garrison;

     (h)  granted any Encumbrance in respect of any of the Assets;

     (i) declared or paid any dividend or declared or made any other distribution on any of the Purchased Shares or redeemed, purchased or otherwise acquired any of the Purchased Shares; or

     (j) authorized, agreed or otherwise become committed to do any of the foregoing.

(7)       BANKING

     (a) LOANS AND CREDIT FACILITIES. Except as disclosed in Schedule "B" hereto, Mineral Ridge has not entered into, committed to or otherwise arranged for, any loans, operating lines of credit or other credit facilities (including, without limitation, letters of credit, interest rate or currency swaps, hedging contracts, forward loan or rate agreements or other financial instruments), nor does Mineral Ridge have any outstanding any bonds, debentures, mortgages, notes or other similar indebtedness, and nor is Mineral Ridge obligated to create or issue any bonds, debentures, mortgages, notes or other similar indebtedness or financial instruments.

     (b) GUARANTEES/INDEMNITIES. Mineral Ridge has not directly or indirectly guaranteed or indemnified, or agreed to guarantee or indemnify, or agreed to any other like commitment, in respect of any debt, liability or other obligation of any person.

     (c) BANK FACILITIES. Schedule "C" hereto contains a complete and accurate listing showing the name of each bank, trust company or similar financial institution in which Mineral Ridge has an account, safety deposit box or other banking facility (of the nature described in Schedule "C" hereto), including the names of all persons authorized to transact business in respect of such accounts, and each corporate credit card issued to Mineral Ridge.

(8)       MATERIAL CONTRACTS

          Schedule "D" hereto contains a complete and accurate list of all Material Contracts. Except as disclosed in Schedule "E" hereto, Mineral Ridge is not in breach or default of any of the terms of any Material Contract, and the Vendor is not aware of any breach or default of any of the terms of any Material Contract by any party thereto other than Mineral Ridge, and each such Material Contract is in good standing and in full force and effect without amendment thereto. No state of facts exists which, after notice or lapse of time or both, would constitute such a default or breach. Mineral Ridge has the capacity, including the necessary personnel, equipment and supplies, to perform all of its obligations under each of its Material Contracts.

(9)       ASSETS AND PROPERTY

     (a) OWNERSHIP OF ASSETS. Mineral Ridge owns good and marketable title to, and is in actual and exclusive possession and control of, the Assets, free and clear of Encumbrances, except Permitted Encumbrances, and without limiting the generality of the foregoing, Mineral Ridge owns or leases and is in actual and exclusive possession and control of the Mineral Rights described in Schedule "F" hereto free and clear of Encumbrances, except Permitted Encumbrances and, in the case of leased Mineral Rights, the same are held under valid and subsisting leases, and all monies due and payable thereunder have been duly paid;

     (b) ZONING. All Lands are zoned to permit the particular activity carried out on such Lands by Mineral Ridge and its authorized agents or any person to whom Mineral Ridge has given occupancy rights in respect of such Lands.

     (c) ROYALTY PAYMENTS. Except as disclosed in Schedule "G" hereto, there are no landowner's royalties, overriding royalties, net profits interests, working interests or similar interests on or in relation to any of the Assets.

     (d) OPERATING CONDITIONS. Mineral Ridge has operated the Assets and the Business in accordance with accepted industry standards and in accordance with all applicable laws, regulations and orders. The Equipment comprised in the Assets is in good operating condition.

     (e) LIST OF MINERAL RIGHTS. There are no Mineral Rights comprised in the Assets other than those described in the list of Mineral Rights set out in Schedule "F" hereto, which accurately and completely describes all interests of Mineral Ridge in any Mineral Rights.

     (f) LIST OF LANDS. There are no Lands comprised in the Assets other than those described in the list of Lands set out in Schedule "F" hereto, which accurately and completely describes all interests in real property owned by Mineral Ridge used in the conduct of the Business.

     (g) LIST OF EQUIPMENT. There is no Equipment comprised in the Assets other than as described in the list of Equipment set out in Schedule "H" hereto, which accurately and completely describes the Equipment and other personal property owned by Mineral Ridge.

(10)      HAZARDOUS MATERIALS AND ENVIRONMENTAL LAWS

     (a) HAZARDOUS MATERIALS AND COMPLIANCE WITH ENVIRONMENTAL LAWS. No Hazardous Materials, or other material used in or generated by any of the Assets or the Business, have been or are currently placed, used, stored, treated, manufactured, disposed of, released, discharged, spilled or emitted in violation of any Environmental Laws or Governmental Authorizations. All Hazardous Materials disposed of, removed, emitted, treated, released, discharged or spilled from or by any of the Assets or the Business were and are documented, generated, handled, transported, stored, treated and disposed of in compliance with all Environmental Laws and Governmental Authorizations.

     (b) WASTE DISPOSAL. All of the Assets that were or are used for the generation, handling, treatment, storage or disposal of Hazardous Materials or other material used in or generated by the Assets or the Business on any of the Lands or on any of the Mineral Rights have been and are properly permitted and operated in compliance with all Environmental Laws.

     (c) ENVIRONMENTAL CONTAMINATION. There is no Environmental Contamination of any of the Assets or the Business.

     (d) ENVIRONMENTAL ORDERS OR AGREEMENTS. There are no orders, agreements or consent orders to which Mineral Ridge or any affiliate of Mineral Ridge is a party relating to compliance of any of the Assets or the Business with Environmental Laws.

     (e) ENVIRONMENTAL CLAIMS. There have been no orders issued or threatened and no investigations, removal, remedial or response actions ordered, conducted, taken or threatened under or pursuant to any Environmental Laws with respect to the Assets or the Business or any other businesses conducted on or from any of the Lands or Mineral Rights other than routine inspections. No claims are pending or threatened with respect to Environmental Contamination on any of the Lands or Mineral Rights or the violation of any Environmental Laws in connection with the Assets or the Business.

     (f) NUISANCE. The use of, and operations relating to, the Assets and the Business conducted on or from the Lands or Mineral Rights, do not constitute a nuisance of any nature, nor has any such claim for nuisance been made or threatened in respect of such use by any person.

(11)      LEGAL AND REGULATORY MATTERS

     (a) LITIGATION. Except as described in Schedule "I" hereto, there are no actions, suits, litigations, arbitrations, proceedings or claims in progress, pending or threatened against or relating to Mineral Ridge, the Vendor or CRL or likely to affect any of the Business, the Assets or the Purchased Shares, there is no circumstance, matter or thing known to the Vendor or CRL which might reasonably give rise to any such proceeding and there is not outstanding or threatened against Mineral Ridge, the Vendor or CRL any judgment, decree, injunction, rule or order of or by any court or Governmental Authority having jurisdiction.

     (b) COMPLIANCE WITH LAWS. The operation of the Business is conducted in compliance with all applicable Laws of each jurisdiction in which the Business has been and is carried out and none of Mineral Ridge, the Vendor or CRL have received any notice of any alleged material breach or violation of any such Laws.

     (c) COMPLIANCE DIRECTIVES. There are no outstanding compliance directives or work orders relating to Mineral Ridge, the Assets or the Business from any police, fire department, sanitation, health authorities, environmental agencies, or from any other Government Authority, department or agency, nor does Mineral Ridge, the Vendor or CRL have notice that there are any matters under consideration by such authorities relating to Mineral Ridge, the Assets or the Purchased Shares.

     (d) NOTICE OF DEFAULT/CLAIMS. None of Mineral Ridge, the Vendor or CRL has received, from any Governmental Authority or a third party, any notice of violation of any law or regulation or of any default, violation or termination of any permits and licenses or of any fact or circumstance which shall, or is likely to, result in such a default, violation or termination.

     (e) NO SEIZURE. Except in respect of the litigation described in Schedule "I" hereto, there is no eminent domain, appropriation, expropriation or seizure proceeding in respect of the Assets, the Business or the Purchased Shares that is pending or that has been threatened.

     (f) LICENSES, REGISTRATIONS AND PERMITS. Mineral Ridge is duly qualified to carry on, and holds all licenses, registrations and permits as may be required for carrying on, the Business in all jurisdictions in which the nature of the Business or the Assets make such qualification, licenses, registrations and permits necessary.

     (g) RECLAMATION. The Financial Statements and notes thereto accurately disclose and describe all obligations of Mineral Ridge under all applicable statutes for reclamation, site restoration and closure requirements in respect of its Assets.

(12)      TAXATION

          There are no actions, suits, claims, proceedings, investigations or audits now pending or threatened against Mineral Ridge, the Vendor or CRL in respect of any Taxes affecting the Assets, the Business or the Purchased Shares and there are no matters under discussion, audit or appeal with any Governmental Authority relating to Taxes which, if not paid, would result in a lien or charge on any of the Assets or the Purchased Shares. Mineral Ridge has fulfilled all requirements under Laws for withholding of amounts from employees and has remitted all amounts withheld to the appropriate authorities within the prescribed times.

(13)      EMPLOYMENT MATTERS

     (a) EMPLOYEE CONTRACTS. Except as disclosed in Schedule "J" hereto, Mineral Ridge is not a party to:

           (i) any material written contract or commitment for the employment of any officer or employee;

          (ii) any agreement relating to the termination or notice of termination of any employee which requires a specified notice period or salary in lieu of notice;

         (iii) any contract with or commitment to any labour union or employees' association;

          (iv) any pension, profit sharing, deferred compensation, retirement, hospitalization, health, disability, termination, insurance or similar plan or practice, formal or informal, with respect to its employees, former employees or others, other than a stock option plan or a group benefits plan; and

           (v) any other contract that requires more than six months' notice of termination.

     (b) UNIONS. There are no current attempts to organize or establish any labour union or employee association with respect to Mineral Ridge.

     (c) NO GOLDEN PARACHUTES. Except in respect of the employment contracts described in Schedule "J" hereto, neither the execution and delivery of this Agreement nor the consummation of any of the transactions contemplated hereby or thereby, whether individually or in the aggregate, shall:

           (i) result in any payment (including, without limitation, a severance, unemployment compensation, termination, "golden parachute", bonus or other payment) becoming due to any director, officer, employee, agent or contractor of Mineral Ridge or of any other person including CRL for which Mineral Ridge would be liable in whole or in part under any plan, agreement or otherwise; or

          (ii) materially increase or result in the acceleration of the time of payment of any salary or benefits otherwise payable by Mineral Ridge to any director, officer, employee, agent or contractor of Mineral Ridge or of any other person including CRL for which Mineral Ridge would be liable in whole or in part.

     (d) NO EMPLOYMENT DISPUTES. Mineral Ridge has not terminated the employment of any employee in circumstances that may give rise to a claim by such employee for wrongful dismissal, other than the claim of Michelle Walker described in Schedule "I" hereto. No notice has been received by Mineral Ridge or CRL of any complaint filed by any of its employees against it, claiming that it has violated any applicable employment standards or human rights or similar legislation or of any applications, complaints or proceedings of any kind involving Mineral Ridge or any of its employees before any court, labour relations board or similar tribunal. There are no pending or threatened work stoppages or labour disputes, charges or unfair labour practices by any present or former employees of Mineral Ridge. No event has occurred with respect to CRL, the Vendor or Mineral Ridge which is likely to result in any claim or action against Mineral Ridge under any Laws related to employment or social security matters or any increase in social insurance payroll assessments or any similar assessment payable by Mineral Ridge.

     (e) RETIREMENT AND BENEFITS PLANS. The Financial Statements and notes thereto accurately disclose and describe all retirement and benefits plans and pension obligations for present and past employees of Mineral Ridge.

(14)      INSURANCE

          Mineral Ridge maintains such policies of insurance and insured reclamation bonds, issued by responsible insurers, as are appropriate to or statutorily required for the Business and its Assets, in such amounts and against such risks as are customarily carried and insured against by owners of comparable businesses, properties and assets. Except as disclosed in Schedule "I" with respect to the reclamation bonding with Van American, all such policies of insurance and insured reclamation bonds, are in full force and effect and Mineral Ridge is not in default as to the payment of premiums or other terms of any such policy. Schedule "K" hereto contains a complete list of all such insurance policies and insured reclamation bonds carried by Mineral Ridge.

(15)      BINDING AGREEMENT

          This Agreement has been duly executed and delivered by the Vendor and CRL and constitutes a legal, valid and binding obligation of the Vendor and CRL.

(16)      OWNERSHIP OF PURCHASED SHARES

     (a) The Vendor is the sole legal and beneficial owner of the Purchased Shares, free and clear of all Encumbrances, except Permitted Encumbrances.

     (b) The Vendor is not acting as nominee, agent, trustee, executor, administrator or other legal representative on behalf of any other person who has a direct beneficial interest in the Purchased Shares.

(17)      RESIDENCY

          Mineral Ridge is a "non-resident" of Canada within the meaning of the INCOME TAX ACT (Canada).

(18)      NO COMMISSION

          Neither the Vendor nor CRL has taken any action that would result in a brokerage commission, finder's fee or other like payment being payable by any party hereto with respect to the transactions contemplated hereby.

(19)      APPROVALS

          Except as disclosed in Schedule "M" hereto or as otherwise specified in this Agreement or the VGC Subscription Agreement, no exemption, consent, approval, order or authorization of any court, Governmental Authority, stock exchange or any third party is required by, or with respect to, the Vendor, CRL or Mineral Ridge in connection with the execution, delivery and performance of this Agreement by the Vendor or CRL or the consummation by the Vendor or CRL of any of the transactions contemplated hereby.

(20) REPRESENTATIONS AND WARRANTIES OF MINERAL RIDGE IN RESTATED AND AMENDED LOAN AGREEMENT

          The representations and warranties of Mineral Ridge set out in Article VI of the restated and amended loan agreement between Mineral Ridge and Dresdner dated as of October 21, 1998, other than:

     (a)  the representations and warranties set out in Sections 6.5 and 6.7;
          and

     (b) the representations set out in Sections 6.6 and 6.18, insofar as they pertain to the Purchaser or VGC,

are, and will on the Closing Date, be true, complete and accurate.

(21)      SECURITIES LAWS

          (a) PURCHASE AS PRINCIPAL. CRL is purchasing the VGC Shares as principal for its own account, and not for the benefit of any other person, for investment only and not with a view to resale or distribution.

          (b) NO ADVERTISEMENT. The offering and sale of the VGC Shares to CRL were not made through an advertisement of the VGC Shares in printed media of general and regular paid circulation, radio or television or any other form of advertisement, and, to its knowledge, CRL has not received an offering memorandum as such term is defined under the Securities Laws, and CRL acknowledges that it is not purchasing the VGC Shares as a result of any form of general solicitation or general advertising including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio, or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising.

          (c) NO INSIDER INFORMATION. The VGC Shares are not being purchased by CRL as a result of any material information concerning the Company that has not been publicly disclosed and CRL's decision to enter into this agreement and acquire the VGC Shares has not been made as a result of any verbal or written representation as to fact or otherwise made by or on behalf of the Company or any other person and is based entirely upon currently available public information concerning the Company.

          (d) FINANCIAL KNOWLEDGE. CRL has such knowledge and experience in financial and business affairs as to be capable of evaluating the merits and risks of the investment hereunder in the VGC Shares and is able to bear the economic risk of loss of such investment.

          (e) "U.S. PERSON". CRL is not a "U.S. Person" as defined in Regulation S under the U.S. Securities Act.

          (f) INVESTMENT ONLY. CRL has no intention to distribute either directly or indirectly any of the VGC Shares in the United States or to "U.S. Persons"; provided, however, that CRL may sell or otherwise dispose of any of the VGC Shares pursuant to registration thereof pursuant to the U.S. Securities Act and any applicable state securities laws or under an exemption from such registration requirements.

          (g) NO U.S. REGISTRATION. CRL understands that the VGC Shares have not been and will not be registered under the U.S. Securities Act and that the sale contemplated hereby is being made in reliance on an exemption from such registration requirement.

          (h) ACCREDITED INVESTOR. CRL is an Accredited Investor and is a corporation not formed for the specific purpose of acquiring the VGC Shares, with total assets in excess of $5,000,000.

          (i) NO "DIRECTED SELLING EFFORTS". CRL acknowledges that it has not purchased the VGC Shares as a result of, and will not itself engage in, any "directed selling efforts" (as defined in Regulation S under the U.S. Securities Act) in the United States in respect of the VGC Shares which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of the VGC Shares; provided, however, that CRL may sell or otherwise dispose of any of the VGC Shares pursuant to registration of the VGC Shares pursuant to the U.S. Securities Act and any applicable state securities laws or under an exemption from such registration requirements and as otherwise provided herein.

          (j) ADDRESS OF CRL. The office of CRL at which CRL received and accepted the offer to purchase the VGC Shares is the address listed on the first page of this Agreement.

          (k) U.S. RESALE RESTRICTIONS. CRL agrees that if it decides to offer, sell or otherwise transfer any of the VGC Shares, it will not offer, sell or otherwise transfer any of such VGC Shares directly or indirectly, unless:

                (i) the sale is to VGC;

               (ii) the sale is made outside the United States in a transaction meeting the requirements of Rule 904 of Regulation S under the U.S. Securities Act and in compliance with applicable local laws and regulations;

              (iii) the sale is made pursuant to the exemption from the
                    registration requirements under the U.S. Securities Act provided by Rule 144 thereunder and in accordance with any applicable state securities or "Blue Sky" laws; or

               (iv) the VGC Shares are sold in a transaction that does not require registration under the U.S. Securities Act or any applicable U.S. state laws and regulations governing the offer and sale of securities, and it has prior to such sale furnished to VGC an opinion reasonably satisfactory to VGC.

          (l) CANADIAN RESALE RESTRICTIONS. CRL acknowledges that if it decides to offer, sell or otherwise transfer any of the VGC Shares in Canada, such securities may be offered or sold or otherwise transferred only:

                (i) pursuant to an exemption from the registration and
                    prospectus requirements under the Securities Laws or the securities legislation of the province of Canada in which such trade is occurring, and with the prior consent of The Toronto Stock Exchange; or

               (ii) if 12 months has elapsed from the date of the issue of the
                    VGC Shares, and at that time CRL is not a control person of VGC, no unusual effort is made to prepare the market or create a demand for the VGC Shares and no extraordinary commission or other consideration is paid in respect of such offer, sale or transfer.

          (m) LEGEND. CRL acknowledges that all certificates issued representing the VGC Shares, as well as all certificates issued in exchange for or in substitution therefor, will bear legends to the following effect:

               "THE COMMON SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE FOLLOWING HOLD PERIOD AND RESALE RESTRICTIONS:

               1. B.C. LEGEND -- THE COMMON SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A HOLD PERIOD IN THE PROVINCE OF BRITISH COLUMBIA AND MAY NOT

                    BE TRADED IN BRITISH COLUMBIA UNTIL OCTOBER 21, 1999, EXCEPT AS PERMITTED BY THE SECURITIES ACT (BRITISH COLUMBIA) AND THE REGULATIONS AND RULES MADE THEREUNDER. A NEW CERTIFICATE, NOT BEARING THIS LEGEND, MAY BE OBTAINED FROM THE COMPANY UPON DELIVERY OF THIS CERTIFICATE AT ANY TIME AFTER OCTOBER 21, 1999.

               2. U.S. LEGEND -- THE COMMON SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE COMPANY THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY; (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE 1933 ACT OR (C) WITHIN THE UNITED STATES IN ACCORDANCE WITH THE EXEMPTION FROM REGISTRATION UNDER THE 1933 ACT PROVIDED BY RULE 144 THEREUNDER, IF APPLICABLE, AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS. DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE GOOD DELIVERY IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA. A NEW CERTIFICATE, NOT BEARING THIS LEGEND, MAY BE OBTAINED FROM THE COMPANY'S REGISTRAR AND TRANSFER AGENT, UPON DELIVERY OF THIS CERTIFICATE AND EITHER A DULY EXECUTED DECLARATION, IN A FORM SATISFACTORY TO SUCH REGISTRAR AND TRANSFER AGENT AND THE COMPANY, TO THE EFFECT THAT SUCH SALE IS BEING MADE IN ACCORDANCE WITH
                    RULE 904 OF REGULATION S UNDER THE 1933 ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY TO THE EFFECT THAT SUCH SALE IS EXEMPT FROM REGISTRATION UNDER THE 1933 ACT."

          (n) RECORD OF TRANSFER. CRL understands and acknowledges that the Company, at its option, may not record a transfer without first being satisfied that such transfer is exempt from or not subject to registration under the U.S. Securities Act or the securities laws of any state of the United States or is exempt from or not subject to the registration and prospectus requirements under the Securities Laws or the securities legislation of the province of Canada in which such transfer is occurring.

3.2       REPRESENTATIONS AND WARRANTIES OF THE PURCHASER AND VGC

          The Purchaser and VGC represent and warrant to and in favour of the Vendor and CRL as follows and acknowledge that the Vendor and CRL are relying upon such representations and warranties as an inducement to enter into this Agreement and to consummate the transactions contemplated hereby, that as at the date hereof:

(1)       CORPORATE STATUS AND AUTHORITY

     (a) CORPORATE STATUS OF THE PURCHASER. The Purchaser is a company that is duly incorporated and validly existing under the laws of the State of Nevada and in good standing under applicable corporate statutes.

     (b) CORPORATE STATUS OF VGC. VGC is a corporation that is duly continued and validly existing under the laws of the Yukon Territory and in good standing under the BUSINESS CORPORATIONS ACT (Yukon Territory).

     (c) CORPORATE POWER AND AUTHORITY OF THE PURCHASER. The Purchaser has the corporate power and authority to enter into this Agreement, to perform its obligations hereunder and to acquire legal and beneficial title to and ownership of the Purchased Shares from CRL on the terms and conditions hereof.

     (d) CORPORATE POWER AND AUTHORITY OF VGC. VGC has the corporate power and authority to enter into this Agreement, and to perform its obligations hereunder.

     (e) NO BANKRUPTCY PROCEEDINGS. No proceedings have been taken or authorized by the Purchaser or VGC or, to the best of the knowledge of the Purchaser or VGC, by any other person, with respect to the bankruptcy, insolvency, liquidation, dissolution, or winding-up of the Purchaser or VGC.

(2)       NO DEFAULT

          The execution and delivery of this Agreement, the fulfilment of or compliance with the terms and provisions hereof and the issue, sale and delivery on the Closing Date of the VGC Shares, do not and will not result in a breach of and do not create a state of facts which, after notice or lapse of time, or both, will result in a breach of, and do not and will not conflict with, any of the terms, conditions or provisions of the constating documents of the Purchaser or VGC or any trust indenture, agreement or instrument to which the Purchaser or VGC is a party or by which the Purchaser or VGC is contractually bound or will be contractually bound on the Closing Date.

(3)       BINDING AGREEMENT

          This Agreement has been duly executed and delivered by the Purchaser and VGC and constitutes a legal, valid and binding obligation of the Purchaser and VGC.

(4)       SHARE CAPITAL

          The authorized share capital of VGC consists of an unlimited number of common shares without par value and an unlimited number of preferred shares, of which 89,152,540 common shares are issued and outstanding on the date hereof as fully paid and non-assessable shares.

(5)       DISCLOSURE DOCUMENTS

          The following disclosure documents of VGC:

     (a) the audited annual financial statements for the year ended December 31, 1997;

     (b) the management information and proxy circular dated as of May 11, 1998 for VGC's 1998 annual general meeting;

     (c)  all press releases issued by VGC after December 31, 1997;

     (d)  the Form 20-F of VGC dated March 30, 1998; and

     (e) the quarterly reports to shareholders on the interim financial periods ended March 31, 1998 and June 30, 1998,

          were, at their respective dates of issue or publication, true and correct in all material respects, contained no misrepresentations and were prepared in accordance with and complied with applicable laws, regulations, policy statements and rules.

(6)       NO ENCUMBRANCES ON VGC SHARES

          At their time of issue, the VGC Shares will be free and clear of all Encumbrances, other than those created by, or imposed upon, the holders thereof through no action of VGC.

(7)       LISTING OF VGC SHARES

          The common shares in the capital of VGC are listed and posted for trading on the Stock Exchanges.

(8)       REPORTING ISSUER STATUS

          VGC is a reporting issuer under the SECURITIES ACT (British Columbia), and is in compliance with its obligations thereunder.

 (9)      NO COMMISSION

          Neither the Purchaser nor VGC has taken any action that would result in a brokerage commission, finder's fee or other like payment being payable by any party hereto with respect to the transactions contemplated hereby.

                                       PART 4

                                     COVENANTS

4.1       COVENANTS OF THE VENDOR AND CRL

(1)       AGREEMENT DATE TO CLOSING

          Each of the Vendor and CRL covenants and agrees with the Purchaser and VGC that, from the date of this Agreement to the Closing, it shall, and shall cause Mineral Ridge to:

     (a) ACCESS. Allow the Purchaser, VGC and their representatives reasonable access to the premises and the properties of the Vendor and Mineral Ridge and to the files, books, records and offices of the Vendor and Mineral Ridge, including, without limitation, any and all information relating to the Vendor's and Mineral Ridge's tax matters, contracts, leases, licences and real, personal and intangible property and financial condition. The Vendor and Mineral Ridge shall cause the Vendor's and Mineral Ridge's auditors to cooperate with the Purchaser's auditors in making available to the Purchaser and VGC all financial information reasonably requested, including, without limitation, the right to examine the working papers pertaining to tax matters and financial statements prepared or audited by the Vendor's and Mineral Ridge's auditors;

     (b) CONSULTATION. Permit the Purchaser's representatives to meet with the Vendor's and Mineral Ridge's directors, officers and employees and attend such business meetings and provide the Purchaser with such periodic reports, as the Vendor may reasonably request to permit the Vendor to become and remain informed as to the Vendor's and Mineral Ridge's business, assets and operations;

     (c) CONDUCT BUSINESS IN THE ORDINARY COURSE. Except as otherwise provided in this Agreement, operate the Business in the usual, regular and ordinary manner and, to the extent consistent with such operation, keep available the services of Mineral Ridge's present directors, officers and employees (subject to voluntary resignations and dismissals in accordance with proper business practices) and preserve its and Mineral Ridge's relationships with clients and others having business dealings with Mineral Ridge;

     (d) NO ENCUMBRANCES ON ASSETS. Refrain from creating or permitting any Encumbrance, other than Permitted Encumbrances, on the Assets in whole or in part and from selling, transferring or otherwise disposing of the Assets;

     (e) NO ENCUMBRANCES ON SHARES. Refrain from creating or permitting any Encumbrance, other than Permitted Encumbrances, on the Purchased Shares;

     (f) NO DIVIDENDS. Refrain from declaring any dividends or making any other distributions in respect of capital stock of Mineral Ridge;

     (g) NO CHANGE TO MATERIAL CONTRACTS. Refrain from amending or varying any of the Material Contracts or enter into any other Material Contract;

     (h) MAINTAIN INSURANCE. Maintain in full force and effect all of the Vendor's, CRL's and Mineral Ridge's policies of insurance and insured reclamation bonds or renewals of such policies or bonds now in effect in respect of Mineral Ridge, the Assets, the Business, and Mineral Ridge's directors, officers and employees, and shall give all notices and present all claims under all existing policies in a due and timely fashion as may be reasonably required in accordance with prudent business practice;

     (i) RESTRICTIONS ON LOANS. Ensure that Mineral Ridge does not incur any borrowings;

     (j) RESTRICTIONS ON CERTAIN COMMITMENTS. Ensure that Mineral Ridge does not enter into commitments in the nature of a capital expenditure and that Mineral Ridge does not incur any contingent liability;

     (k) NO AMENDMENT TO CHARTER DOCUMENTS. Except as otherwise provided in this Agreement, not amend Mineral Ridge's Constating Documents or change in any manner Mineral Ridge's authorized capital or the rights, privileges, restrictions and conditions attaching to any of Mineral Ridge's share capital;

     (l) NO APPOINTMENTS OF NEW DIRECTORS OR OFFICERS. Ensure that Mineral Ridge does not appoint any new directors or officers;

     (m) MAINTAIN REGISTRATIONS. Use its best efforts to maintain all of Mineral Ridge's registrations, licenses and permits, and the registrations, licences and permits of Mineral Ridge's directors, officers and employees, in good standing with such Regulatory Authorities as are necessary to permit Mineral Ridge and its directors, officers and employees to carry on the Business as presently carried on;

     (n) COMPLIANCE WITH LAWS. Comply in all material respects with all laws applicable to it and to the conduct of the Business;

     (o) OBTAIN CONSENTS. Use its best efforts to obtain, and where required for the operation of the Business, to transfer to Mineral Ridge, all necessary Governmental Authorizations, and all necessary releases, waivers, consents and approvals as may be required to complete the Vendor's obligations under this Agreement and to consummate the transactions contemplated by this Agreement, and all such releases, waivers, consents and approvals shall be in form and substance satisfactory to the Purchaser, acting reasonably;

     (p) MAINTENANCE OF BOOKS AND RECORDS. Maintain Mineral Ridge's books of account and records in the usual, regular and ordinary manner, in accordance with generally accepted accounting principles applied on a consistent basis;

     (q) NOTICE OF MATERIAL DEVELOPMENTS. Notify the Purchaser and VGC as soon as any of its or Mineral Ridge's directors or officers have determined that a state of facts exist which results in, or shall result in:

           (i) any representation and warranty of the Vendor or CRL being untrue or incorrect in any material respects;

          (ii) the non-fulfilment of any conditions set forth in this Agreement; or

         (iii) any adverse material change in the business, operations, assets, liabilities, ownership, capital or financial position or condition of Mineral Ridge, or change in a material fact that has a significant adverse affect on, or would reasonably be expected to have a significant adverse affect on, the business, operations, assets, liabilities, ownership, capital or financial position or condition of Mineral Ridge; and

     (r) PERMIT REPRESENTATIVE TO MANAGE BUSINESS AND OPERATIONS. Take such reasonable steps as are necessary to allow a representative of the Purchaser or VGC to manage the business and operations of Mineral Ridge at the Mineral Ridge mine.

          The Vendor and CRL acknowledge that the Purchaser and VGC are relying upon the foregoing covenants and agreements as an inducement to enter into this Agreement and to consummate the transactions contemplated by this Agreement.

(2)       AT CLOSING

          In addition to the foregoing, each of the Vendor and CRL covenants and agrees with the Purchaser and VGC that it shall, and shall cause Mineral Ridge to, ensure that immediately prior to the Closing:

     (a) REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Vendor and CRL shall be true and correct in all material respects;

     (b) EXECUTION AND DELIVERY RATIFIED AND AUTHORIZED. The execution and delivery of this Agreement and the performance by each of the Vendor and CRL of its respective obligations under this Agreement shall be duly and validly ratified and authorized by the Board of Directors of the Vendor and CRL, as the case may be; and

     (c) DUE EXECUTION. This Agreement shall be duly executed and delivered by the Vendor and CRL and constitute a valid and binding obligation of the Vendor enforceable against the Vendor and CRL.

          The Vendor and CRL acknowledge that the Purchaser and VGC are relying upon the foregoing covenants and agreements as an inducement to enter into this Agreement and to consummate the transactions contemplated by this Agreement.

4.2       COVENANTS OF THE PURCHASER AND VGC

(1)       GENERAL

          Each of the Purchaser and VGC covenants and agrees with the Vendor and CRL as follows:

     (a) COMPLETION OF DUE DILIGENCE. The Purchaser and VGC shall use their best efforts to complete their due diligence investigations on or before October 12, 1998;

     (b) CONSENT OF STOCK EXCHANGES. VGC will use its best efforts to obtain the consent of the Stock Exchanges and comply with all other regulatory requirements, requirements of the Stock Exchanges and requirements of the Securities Laws and U.S. Securities Laws applicable to the offering and sale of VGC Shares to CRL on a "private placement" basis as contemplated by this Agreement prior to the Closing Date; and

     (c) LISTING OF VGC SHARES. VGC will use its best efforts to ensure that the VGC Shares will be listed and posted for trading on the Stock Exchanges.

          The Purchaser and VGC acknowledge that the Vendor and CRL are relying upon the foregoing covenants and agreements as an inducement to enter into this Agreement and to consummate the transactions contemplated by this Agreement.

(2)       AT CLOSING

          In addition to the foregoing, each of the Purchaser and VGC covenants and agrees with the Vendor and CRL that immediately prior to the Closing:

     (a) REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Purchaser and VGC shall be true and correct in all material respects;

     (b) EXECUTION AND DELIVERY RATIFIED AND AUTHORIZED. The execution and delivery of this Agreement and the performance by each of the Purchaser and VGC of its respective obligations under this Agreement shall be duly and validly ratified and authorized by the Board of Directors of the Purchaser and VGC, as the case may be; and

     (c) DUE EXECUTION. This Agreement shall be duly executed and delivered by the Purchaser and VGC and constitute a valid and binding obligation of the Purchaser and VGC, enforceable against the Purchaser and VGC.

          The Purchaser and VGC acknowledge that the Vendor and CRL are relying upon the foregoing covenants and agreements as an inducement to enter into this Agreement and to consummate the transactions contemplated by this Agreement.

                                       PART 5

                                CONDITIONS PRECEDENT

5.1       Mutual Conditions Precedent

          The obligations of the parties to complete the sale of the Purchased Shares and the transactions contemplated by this Agreement are subject to the following conditions being satisfied on or before the Closing, which conditions are for the mutual benefit of all parties to this Agreement and may be waived in whole or in part only if jointly waived by all of the parties to this Agreement:

     (a) all material approvals, authorizations or consents, including approvals by Governmental Authorities, regulatory authorities, third parties and judicial approvals and orders legally required for the consummation of the Agreement and the transactions contemplated by this Agreement, shall have been obtained or received from the persons, authorities or bodies having jurisdiction in the circumstances;

     (b) none of the approvals, authorizations, consents, orders, laws or regulations contemplated in this Section 5.1 shall have contained terms or conditions or require undertakings or security deemed unsatisfactory or unacceptable by any of the parties acting reasonably;

     (c) an agreement, or agreements, in form and substance acceptable to VGC, shall have been entered into among Mineral Ridge, the Vendor, CRL and Dresdner whereunder:

           (i) the terms of the indebtedness of Mineral Ridge to Dresdner are amended in a manner satisfactory to VGC;

          (ii) Dresdner consents to the acquisition of Mineral Ridge by the Purchaser; and

         (iii) Dresdner agrees to release the Vendor and CRL of all obligations and liabilities undertaken by the Vendor or CRL in connection with the debt financing of Mineral Ridge and the Business, including the pledge of the Vendor's issued and outstanding shares by CRL and the pledge of the issued and outstanding shares of Touchstone Resources Company and Mineral Ridge by the Vendor,

          and such other documents as may be required to give effect thereto;

     (d) agreements shall have been entered into among Mineral Ridge, the Vendor, CRL, the Purchaser, VGC and Dresdner and such other creditors of Mineral Ridge, the Vendor or CRL as may be necessary to release each of the Vendor and CRL of all its liabilities, whether as principal debtor or guarantor, in respect of the development or operation of Mineral Ridge and the Business, including agreements with a reclamation bonding company and such other documents necessary to give effect thereto; and

     (e) there shall be no inter-company balances owing between Mineral Ridge and either of the Vendor or CRL, and Mineral Ridge, the Vendor and CRL shall have executed and delivered such releases of such inter-company balances as may be requested by the Purchaser and VGC.

5.2       CONDITIONS FOR THE BENEFIT OF THE VENDOR AND CRL

          The obligation of the Vendor and CRL to complete the sale of the Purchased Shares and the transactions contemplated by this Agreement is subject to the satisfaction on or before the Closing, for the exclusive benefit of the Vendor and CRL, of each of the following conditions:

     (a) the representations and warranties of the Purchaser shall be true and correct in all material respects as at the Closing with the same force and effect as if such representations and warranties had been made at and as of the Closing;

     (b) the Purchaser and VGC shall have, in all material respects, performed and complied with all covenants and agreements contained in this Agreement to be performed or complied with, or caused to be performed or complied with, by the Purchaser and VGC at or prior to the Closing;

     (c)  VGC shall have delivered to the Vendor and CRL:

           (i) the VGC Subscription Agreement duly executed by VGC, together with a cheque in the amount of $250,000 representing the purchase price for the CRL Shares;

          (ii) certified copies of resolutions of the directors of the Purchaser and VGC approving this Agreement and all other transactions contemplated by this Agreement; and

         (iii) such other documentation and assurances as may be reasonably required by the Vendor, or CRL, or their counsel;

     (d) each of the Purchaser and VGC shall have delivered to the Vendor and CRL a certificate, dated as of the Closing, and signed by any two of its officers certifying that:

           (i) the representations and warranties of the Purchaser and VGC herein contained are true and correct at the Closing;

          (ii) each of the Purchaser and VGC has performed and complied with all covenants and agreements contained in this Agreement to be performed or complied with by the Purchaser and VGC at or prior to the Closing; and

         (iii) all necessary corporate action has been taken by the Purchaser and VGC to authorize the execution and delivery of this Agreement and to consummate the transactions contemplated by this Agreement; and

     (e) counsel to the Purchaser and VGC shall have delivered to the Vendor and CRL favourable legal opinions, dated the Closing, in form and content to the reasonable satisfaction of the Vendor and CRL and with respect to all such matters as the Vendor and CRL may reasonably request including, without limitation, the following:

           (i) each of the Purchaser and VGC is duly organized and is a validly existing company, is in good standing under applicable laws, and is duly qualified to carry on business and own property under the laws of any other jurisdictions in which it carries on business or owns property;

          (ii) this Agreement has been duly authorized by all necessary corporate action on the part of the Purchaser and VGC, has been duly executed and delivered by and on behalf of the Purchaser and VGC, and is valid and legally binding upon the Purchaser and VGC;

         (iii) all necessary steps, authorizations and approvals have been taken or obtained by the Purchaser and VGC to authorize the execution and delivery by the Purchaser and VGC of the Agreement and the performance of their respective obligations thereunder;

          (iv) the authorized and issued share capital of VGC;

           (v) the VGC Shares have been duly and validly allotted and issued as fully paid and non-assessable shares in the capital of VGC;

          (vi) the VGC Shares have been conditionally approved for listing on the Stock Exchanges, subject to the filing of the required documents within the time stipulated by the Stock Exchanges;

         (vii) VGC is a reporting issuer not in default under the SECURITIES ACT (British Columbia);

        (viii) no prospectus is required and, except as have been obtained or completed, no approval or consent of or filing with any governmental authority in the British Columbia or the Stock Exchanges is required in order to qualify the issuance and sale by VGC of the VGC Shares except for the filing within 10 days of the Closing Date of reports in prescribed form prepared and executed in accordance with the Securities Laws and except as may be required by the Stock Exchanges in connection with the sale of the VGC Shares; and

          (ix) the hold periods and resale restrictions applicable to the VGC Shares under the Securities Laws.

The foregoing conditions are inserted for the exclusive benefit of the Vendor and CRL and may be waived in whole or in part by the Vendor or CRL at any time.

5.3       CONDITIONS FOR THE BENEFIT OF THE PURCHASER AND VGC

          The obligation of the Purchaser and VGC to complete the purchase of the Purchased Shares and the transactions contemplated by this Agreement is subject to the satisfaction on or before the Closing, for the exclusive benefit of the Purchaser and VGC, of each of the following conditions:

     (a) the representations and warranties of the Vendor and CRL herein and in the VGC Subscription Agreement shall be true and correct in all material respects as at the Closing with the same force and effect as if such representations and warranties had been made at and as of the Closing;

     (b) the Vendor and CRL shall have, in all material respects, performed and complied with all covenants and agreements contained in this Agreement to be performed or complied with, or caused to be performed or complied with, by the Vendor or CRL at or prior to the Closing;

     (c) since the date of this Agreement, there shall not have been any adverse material change in the business, operations, assets, liabilities, ownership, capital or financial position or condition of Mineral Ridge, or change in a material fact that has a significant adverse affect on, or would reasonably be expected to have a significant adverse effect on, the business, operations, assets, liabilities, ownership, capital or financial position or condition of Mineral Ridge;

     (d) except as previously disclosed to and consented to in writing by VGC, there being no outstanding options, warrants or other rights to acquire shares of Mineral Ridge or any material change in compensation or benefits arrangements with any director, officer or employee of Mineral Ridge;

     (e) the completion by VGC of a due diligence review satisfactory to VGC, in its sole discretion, acting reasonably, of the financial condition, business, affairs, properties and assets of Mineral Ridge;

     (f) the receipt by the Purchaser and VGC of confirmation satisfactory to the Purchaser and VGC that the purchase of the Purchased Shares and the transactions contemplated by this Agreement have been approved by the required majority of the shareholders of the Vendor and CRL or that such approvals are not required;

     (g) each of the Vendor and CRL shall have delivered to the Purchaser and VGC a certificate, dated as of the Closing, and signed by any two of its officers acceptable to the Purchaser and VGC certifying that:

           (i) the representations and warranties of the Vendor and CRL herein contained are true and correct at the Closing;

          (ii) each of the Vendor and CRL has performed and complied with all covenants and agreements contained in this Agreement to be performed or complied with by the Vendor and CRL at or prior to the Closing;

         (iii) all necessary corporate action has been taken by the Vendor and CRL to authorize the execution and delivery of this Agreement and to consummate the transactions contemplated by this Agreement; and

          (iv) since the date of this Agreement there has not been any adverse material change in the business, operations, assets, liabilities, ownership, capital or financial position or condition of Mineral Ridge, or change in a material fact that has a significant adverse effect on, or would reasonably be expected to have a significant adverse effect on, the business, operations, assets, liabilities, ownership, capital or financial position or condition of Mineral Ridge;

     (h)  the Vendor and CRL shall have delivered to the Purchaser:

           (i) resignations in writing of all directors and officers of Mineral Ridge;

          (ii) certified copies of resolutions of the directors of the Vendor approving the transfer of the Purchased Shares to the Purchaser and all other transactions contemplated by this Agreement;

         (iii) duly executed share certificates registered on the books of Mineral Ridge in the name of the Purchaser representing the Purchased Shares;

          (iv) confirmation, in a form satisfactory to VGC, that the execution and performance of this Agreement by CRL and the Vendor has been approved by the required majority of the shareholders of CRL and the Vendor or that such approval is not required; and

           (v) such other documentation and assurances reasonably required by VGC or its counsel; and

     (i) counsel to the Vendor and CRL shall have delivered to the Purchaser and VGC favourable legal opinions, dated the Closing, in form and content to the reasonable satisfaction of the Purchaser and VGC and with respect to all such matters as the Purchaser and VGC may reasonably request including, without limitation, the following:

           (i) each of CRL, the Vendor and Mineral Ridge is duly organized and is a validly existing company, is in good standing under applicable laws, and is duly qualified to carry on business and own property under the laws of any other jurisdictions in which it carries on business or owns property;

          (ii) Mineral Ridge has all necessary corporate power and authority to own its Assets and to carry on its Business as now conducted;

         (iii) this Agreement has been duly authorized by all necessary corporate action on the part of the Vendor and CRL, has been duly executed and delivered by and on behalf of the Vendor and CRL, and is valid and legally binding upon the Vendor and CRL;

          (iv) all necessary steps, authorizations and approvals have been taken or obtained by the Vendor and CRL to authorize the execution and delivery by the Vendor and CRL of the Agreement and the performance of their respective obligations thereunder;

           (v) so far as counsel is aware, none of the execution and delivery of this Agreement, nor the fulfilment of its terms, conflicts or shall conflict with or results or shall result in a breach of any of the terms, conditions or provisions of the Constating Documents of either the Vendor or Mineral Ridge, resolutions of the shareholders and directors of the Vendor or Mineral Ridge, any applicable laws, or, so far as counsel is aware, any material license or permit issued to the Vendor or Mineral Ridge or any material agreement or instrument to which the Vendor or Mineral Ridge is a party, other than as disclosed in Schedule "E" to this Agreement;

          (vi) so far as counsel is aware, there is no threatened, pending or actual litigation against or involving Mineral Ridge, other than as disclosed in Schedule "I" to this Agreement;

         (vii) the authorized and issued share capital of Mineral Ridge;

        (viii) according to the register of shareholders of Mineral Ridge, the Vendor is the registered holder of all of the issued and outstanding shares of Mineral Ridge;

          (ix) all necessary steps, authorizations and approvals have been taken or obtained by Mineral Ridge to authorize the due and valid transfer of the Purchased Shares at the Closing from the Vendor to the Purchaser and the consummation of the transactions contemplated by the Agreement; and

           (x) the form of certificates representing the Purchased Shares comply with the memorandum and articles of Mineral Ridge, the requirements of the applicable corporate statutes of the State of Nevada and have been duly approved by the directors of Mineral Ridge, it being understood that counsel may rely as to matters of fact, to the extent appropriate in the circumstances, on certificates of the Vendor's, CRL's and Mineral Ridge's auditors and on certificates of the Vendor, CRL and Mineral Ridge executed on behalf of the Vendor, CRL and Mineral Ridge by a senior officer of the Vendor, CRL and Mineral Ridge, as the case may be.

The foregoing conditions are inserted for the exclusive benefit of the Purchaser and VGC and may be waived in whole or in part by the Purchaser and VGC at any time.

                                       PART 6

                     SURVIVAL OF REPRESENTATIONS AND INDEMNITY

6.1       SURVIVAL OF REPRESENTATIONS, WARRANTIES AND COVENANTS

          The representations, warranties and covenants of each of the parties hereto contained in this Agreement shall survive the Closing and the completion of the transactions contemplated hereby and shall continue in full force and effect for a period of two years thereafter.

6.2       INDEMNITY

          In addition to any other rights or remedies the Purchaser and VGC have under this Agreement, each of the Vendor and CRL shall indemnify and save the Purchaser and VGC harmless from and against all losses, costs, damages, expenses, penalties and liabilities suffered or incurred by the Purchaser or VGC by reason of:

     (a) a breach of any representation or warranty, covenant or agreement in this Agreement by the Vendor or CRL; and

     (b) without limiting the generality of the foregoing, any Liability, disclosed or undisclosed, known or unknown, determined or undetermined, which was created or existing or arose out of acts or omissions prior to the Closing in connection with the Assets, the Business or the Purchased Shares which the Purchaser or VGC is required to discharge, to the extent such Liability has not been incurred or created by the Purchaser or VGC after the Closing.

                                       PART 7

                                      GENERAL

7.1       TIME AND PLACE OF CLOSING

          The Closing shall take place at 9:00 a.m. (Vancouver time) on the Closing Date at the offices of DuMoulin Black in Vancouver, British Columbia, or at such other place or date as may be mutually agreed by the parties.

7.2       NOTICES

          Any notice or other communication which is required or permitted to be given pursuant to any provision of this Agreement shall be in writing, delivered personally, by registered mail or by telecopy, and addressed as follows:

     (a)  in the case of a notice or other communication to the Vendor or CRL:

               Cornucopia Resources Ltd.
               Suite 540, Marine Building
               355 Burrard Street
               Vancouver, B.C.
               Canada

               Attention:  Andrew F.B. Milligan

               Telecopier Number:  (604) 681-4170

          with a copy to:

               DuMoulin Black
               10th Floor, 595 Howe Street
               Vancouver, B.C.
               V6C 2T5

               Attention:  Sargent H. Berner

               Telecopier Number:  (604) 687-8772

     (b)  in the case of a notice or other communication to the Purchaser or
          VGC:

               Vista Gold Corp.
               Suite 3000, 370 Seventeenth Street
               Denver, Colorado
               U.S.A. 80202

               Attention:  Michael B. Richings

               Telecopier Number:  (604) 629-2499

          with a copy to:

               Ladner Downs
               1200 Waterfront Centre
               200 Burrard Street
               P.O. Box 48600
               Vancouver, British Columbia
               V7X 1T2

               Attention:  William F. Sirett

               Telecopier Number:  (604) 687-1415

or such other address or telecopier number as a party may, from time to time, advise the other parties hereto by notice in writing given in accordance with the foregoing. The date of receipt of any such notice shall be deemed to be the date of delivery thereof, if delivered, and on the day of telecopying, if telecopied, provided such day is a Business Day and, if not, on the first Business Day thereafter.

7.3       CONFIDENTIALITY AND DISCLOSURE

     (a) Except as may be required by applicable laws, any information concerning any of the Vendor, the Purchaser, CRL, VGC or Mineral Ridge and their respective affiliates disclosed to the other parties to this Agreement or their representatives, which has not been publicly disclosed, shall be kept strictly confidential by them and shall not be disclosed or used by the recipients thereof whether or not the Closing occurs until publicly disclosed by the party to which such information relates. Further, it is agreed and acknowledged that all such information is being disclosed solely for the purpose of completing the transactions contemplated by this Agreement and shall not be used for any other purpose. In the event that the Closing does not occur, all documents, if any, of a confidential nature, delivered to the Vendor, the Purchaser, CRL or VGC or their respective representatives and any copies thereof shall be immediately returned to the party to which such information relates.

     (b) Except as may be required under applicable laws, no press releases or material change reports relating to the transactions contemplated hereby shall be issued by any party to this Agreement, nor shall the terms of this letter be disclosed to third parties other than the representatives of the parties, without the mutual consent of the other parties. All necessary press releases and material change reports required form shall be submitted for approval by the party preparing such press release or material change report to the other parties prior to the filing thereof in accordance with applicable laws.

7.4       DISPUTE RESOLUTION AND ARBITRATION

          In the event of a dispute under or related to this Agreement, the parties agree to negotiate diligently and in good faith the satisfactory resolution of such dispute. Failing such resolution, the dispute shall be resolved by binding arbitration pursuant to the COMMERCIAL ARBITRATION ACT (British Columbia). Submission to arbitration shall be to a single arbitrator appointed by agreement between the Purchaser and the Vendor within 10 days after either party gives notice to the other specifying the matter to be submitted to arbitration. Failing the appointment of an arbitrator within such 10 days the arbitrator may be appointed in the manner provided under section 17 of the COMMERCIAL ARBITRATION ACT (British Columbia). The arbitration shall take place in the City of Vancouver, British Columbia.

7.5       GOVERNING LAW

          This Agreement shall be governed by and construed in accordance with the laws of the Province of British Columbia and the laws of Canada applicable therein and each of the parties irrevocably attorns to the jurisdiction of the courts of British Columbia.

7.6       BINDING EFFECT

          This Agreement shall be binding upon and shall enure to the benefit of the parties hereto and their respective successors and permitted assigns.

7.7       TIME OF ESSENCE

          Time is of the essence of this Agreement.

7.8       ASSIGNMENT

          Subject to the express provisions of this Agreement, neither of the parties may assign his or its rights or obligations under this Agreement without the prior written consent of the other, such consent not to be unreasonably withheld.

7.9       FURTHER ASSURANCES

          Each of the parties, upon the request of any other party, whether before or after the Closing, shall do, execute, acknowledge and deliver or cause to be done, executed, acknowledged or delivered all such further acts, deeds, documents, assignments, transfers, conveyances and assurances as may be reasonably necessary or desirable to effect complete consummation of the transactions contemplated by this Agreement.

7.10      EXPENSES

          The Vendor and the Purchaser shall each pay their respective expenses incurred in connection with this Agreement and the transactions contemplated by this Agreement.

7.11      ENTIRE AGREEMENT

          The terms and provisions contained in this Agreement constitute the entire agreement between the parties pertaining to the subject matter hereof and supersede all prior agreements, understandings, negotiations and discussions, whether oral or written, between the parties with respect to the subject matter hereof.

7.12      COUNTERPARTS AND FACSIMILE

          This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument. This Agreement and any counterpart thereof may be executed by telecopy and when delivered shall be deemed to be an original.

IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the day and year first above written.

CORNUCOPIA RESOURCES INC.


Per:    /s/ (AUTHORIZED SIGNATORY)
     ---------------------------------
        Authorized Signatory

Per:    /s/ (AUTHORIZED SIGNATORY)
     ---------------------------------
        Authorized Signatory


CORNUCOPIA RESOURCES LTD.


Per:    /s/ (AUTHORIZED SIGNATORY)
       -------------------------------
        Authorized Signatory

Per:    /s/ (AUTHORIZED SIGNATORY)
       -------------------------------
        Authorized Signatory


VISTA GOLD HOLDINGS INC.


Per:    /s/ MICHAEL B. RICHINGS
       -------------------------------
        Michael B. Richings,
        President


VISTA GOLD CORP.


Per:    /s/ MICHAEL B. RICHINGS
       -------------------------------
        Michael B. Richings,
        President and Chief Executive Officer

                                    SCHEDULE "A"

                                FINANCIAL STATEMENTS

[NOTE TO DRAFT:  PROVIDED TO LADNER DOWNS BY CRL.]

                                    SCHEDULE "B"

                            LOANS AND CREDIT FACILITIES

LENDER             TYPE OF AGREEMENT              NATURE OF LOAN OR CREDIT FACILITY

Dresdner           Mine Debt Financing Facility   January 17, 1997 in the amount of $13.0 million with a $2.0 million contingency reserve facility.

Dresdner           Letter of Credit               Modified Letter of Credit in the amount of $1,089,242.

Dresdner           Hedge Facility                 64,000 ounces Au for value $341.745 October 30,1998
                                                   4,000 ounces Au for value $406.550 October 30,1998
                                                   8,000 ounces Au for value $389.635 December 31,1998
                                                   4,000 ounces Au for value $410.640 March 31, 1999
                                                   8,000 ounces Au for value $394.905 June 30, 1999
                                                   4,000 ounces Au for value $416.380 September 30, 1999
                                                   8,000 ounces Au for value $400.265 December 31, 1999

                                    SCHEDULE "C"

                                  BANK FACILITIES

BANK OF AMERICA
401 SOUTH VIRGINIA STREET
RENO, NEVADA  89520-0025

TYPE OF ACCOUNT                 CURRENCY     ACCOUNT NUMBER     G/L ACCOUNT     AUTHORIZED PERSONS
General                            US         220200463            1041         Tom Rinaldi
                                                                                Ray Lee
                                                                                Brice Gubler
                                                                                Dave Hembree
                                                                                Andrew Milligan
                                                                                Glenn Friesen
                                                                                Karyn Bachert

Pacific Horizon                    US                              1033         Glenn Friesen
Temporary Investment                                                            Karyn Bachert

Cultural Bond                      US         470035549            1341         Tom Rinaldi
Bureau of Land Management                                                       Ron Huntsinger, BLM
Security Account

BANK OF MONTREAL
595 BURRARD STREET
VANCOUVER, B.C.

General                            CDN        0004-1681-543        1030         Andrew Milligan
                                                                                Glenn Friesen
                                                                                Karyn Bachert

General                            US         0004-4655-147        1034         Andrew Milligan
                                                                                Glenn Friesen
                                                                                Karyn Bachert

RBC DOMINION SECURITIES
1800-666 BURRARD STREET
VANCOUVER, B.C.

Temporary Investment               US         861-17072-10         1033         Glenn Friesen

                                   SCHEDULE "D"

                                MATERIAL CONTRACTS

OTHER PARTY               TYPE OF AGREEMENT           DATE AND AMOUNT OF CONTRACT
Dresdner                  Mine Debt Financing         January 17, 1997 in the amount of
                          Facility, Collateral        $13.0 million with a $2.0 million
                          Assignment of Material      $2.0 million contingency reserve
                          Project Agreement,          facility.
                          Collateral Assignment
                          of Accounts

Dresdner                  Letter of Credit            Modified Letter of Credit in the
                                                      amount of $1,089,242.

Dresdner                  Hedge Facility              Contracts for 100,000 ounces of
                                                      gold at various future dates and
                                                      prices.  See Schedule "B".

D.H. Blattner &           Open Pit Mining             October 1, 1996 with scheduled
Sons, Inc.                Contract                    unit prices.

Roberts & Schaefer        Mineral Ridge Project       August 20, 1998 in the original
Company                   Construction Contract       fixed price amount of $12,399,672.

Van American              Reclamation Bonding         September 30, 1996 for 50% of the
                                                      estimated reclamation amount of
                                                      $1,604,086 and with a $32,801.72
                                                      annual premium.

Mary Mining               Deed with Reservation       December 30, 1996 in the amounts
Company, Inc.             of Net Smelter Returns      set out in Schedule "G".
                          Royalty

Benguetcorps USA,         Royalty Agreement           August 31, 1995 in the amounts
Inc.                                                  set out in Schedule "G".

Sierra Pacific Power      Electric Service            July 11, 1997 with a present
Company                   Agreement                   value of $1,104,317.81 at the
                                                      date of signing.

                                   SCHEDULE "E"

                      MATERIAL CONTRACTS IN BREACH OR DEFAULT

OTHER PARTY               TYPE OF AGREEMENT           NATURE OF BREACH OR DEFAULT
Dresdner                  Mine Debt Financing         Certain material financial covenants and
                          Facility                    nonpayment of certain principal and interest
                                                      amounts from September 30, 1997.

Dresdner                  Letter of Credit            Nonpayment of Letter of Credit fee for the
                                                      period from February 1, 1998 to September 30,
                                                      1998.

D.H. Blattner &           Open Pit Mining             Nonpayment of $1,466,746.90 for mining
Sons, Inc.                Contract                    contracting invoices and certain other amounts
                                                      in a lien claim as described in Schedule "I".

Roberts &                 Mineral Ridge Project       Nonpayment of $637,054.25 for holdbacks
Schaefer                  Construction Contract       invoices and certain other amounts in a lien
Company                                               claim as described in Schedule "I".

Van American              Reclamation Bonding         Failure to make payment which was requested
                                                      April 24, 1998 in the amount of $719,700
                                                      under the General Contract of Indemnity,
                                                      Section  2(b).

Mary Mining               Deed with Reservation       Failure to make payment in the amount of
Company, Inc.             of Net Smelter Returns      $60,000 due July 21, 1998 for advance royalty.
                          Royalty

                                    SCHEDULE "F"

                             MINERAL RIGHTS AND LANDS

1.  Unpatented Claims

                            Mineral Ridge Resources Inc.

------------------------------------------------------------------------------------------------------------------
CLAIM NAME        TOWNSHIP     SECTION       RANGE        BOOK        PAGE      LOCATION DATE    BLM SERIAL NUMBER
------------------------------------------------------------------------------------------------------------------
New Andrew V        2 S           1          38 E        94(182)    502(335)       9/2/84              324341
------------------------------------------------------------------------------------------------------------------
K 2                 2 S         1, 2         38 E        94(182)    504(337)       9/1/84              324343
------------------------------------------------------------------------------------------------------------------
Wedge 4             2 S           1          38 E         111         329          2/4/87              403136
------------------------------------------------------------------------------------------------------------------
Wedge 5             2 S           1          38 E         111         330          2/4/87              403137
------------------------------------------------------------------------------------------------------------------
Wedge 8             2 S           2          38 E         111         333          2/5/87              403140
------------------------------------------------------------------------------------------------------------------
Wedge 9             2 S         1, 2         38 E       111(182)    334(341)       2/5/87              403141
------------------------------------------------------------------------------------------------------------------
Wedge 10            2 S           2          38 E         111         335          2/4/87              403142
------------------------------------------------------------------------------------------------------------------
Wedge 11            2 S           2          38 E         111         336          2/4/87              403143
------------------------------------------------------------------------------------------------------------------
Mineral Ridge 1     2 S           1          38 E         113         407          7/1/87              420478
------------------------------------------------------------------------------------------------------------------
Mineral Ridge 2     2 S           1          38 E         113         408          7/1/87              420479
------------------------------------------------------------------------------------------------------------------
Mineral Ridge 3     2 S           1          38 E       113(182)    409(339)       7/1/87              420480
------------------------------------------------------------------------------------------------------------------
Sue 1               2 S           2          38 E         182         371         11/29/95             725982
------------------------------------------------------------------------------------------------------------------
Sue 2               2 S           2          38 E         182         372         11/29/95             725983
------------------------------------------------------------------------------------------------------------------
Sue 3               2 S           2          38 E         182         373         11/29/95             725984
------------------------------------------------------------------------------------------------------------------
Sue 4               2 S           2          38 E         182         374         11/29/95             725985
------------------------------------------------------------------------------------------------------------------
Sue 5               2 S           2          38 E         182         375         11/29/95             725986
------------------------------------------------------------------------------------------------------------------
Sue 6               2 S         1, 2         38 E         182         376         11/29/95             725987
------------------------------------------------------------------------------------------------------------------
Sue 7               2 S         1, 2         38 E         182         377         11/29/95             725988
------------------------------------------------------------------------------------------------------------------
Sue 8               2 S           1          38 E         182         378         11/29/95             725989
------------------------------------------------------------------------------------------------------------------
NCY 1               2 S         11, 12       38 E         182         350         11/28/95             725990
------------------------------------------------------------------------------------------------------------------
NCY 2               2 S        1,2,11,12     38 E         182         351         11/28/95             725991
------------------------------------------------------------------------------------------------------------------
NCY 3               2 S          12          38 E         182         352         11/28/95             725992
------------------------------------------------------------------------------------------------------------------
NCY 4               2 S         1, 12        38 E         182         353         11/28/95             725993
------------------------------------------------------------------------------------------------------------------
NCY 5               2 S          12          38 E         182         354         11/28/95             725994
------------------------------------------------------------------------------------------------------------------
NCY 6               2 S          12          38 E         182         355         11/28/95             725995
------------------------------------------------------------------------------------------------------------------
NCY 7               2 S         1, 12        38 E         182         356         11/28/95             725996
------------------------------------------------------------------------------------------------------------------
NCY 8               2 S          12          38 E         182         357         11/28/95             725997
------------------------------------------------------------------------------------------------------------------
NCY 9               2 S         1, 12        38 E         182         358         11/28/95             725998
------------------------------------------------------------------------------------------------------------------
NCY 10              2 S          12          38 E         182         359         11/28/95             725999
------------------------------------------------------------------------------------------------------------------
NCY 11              2 S         1, 12        38 E         182         360         11/28/95             726000
------------------------------------------------------------------------------------------------------------------
NCY 12              2 S         1, 12        38 E         182         361         11/28/95             726001
------------------------------------------------------------------------------------------------------------------
NCY 13              2 S        11, 12        38 E         182         362         11/28/95             726002
------------------------------------------------------------------------------------------------------------------
NCY 14              2 S          12          38 E         182         363         11/28/95             726003
------------------------------------------------------------------------------------------------------------------
NCY 15              2 S          12          38 E         182         364         11/28/95             726004
------------------------------------------------------------------------------------------------------------------
NCY 16              2 S          12          38 E         182         365         11/28/95             726005
------------------------------------------------------------------------------------------------------------------
NCY 17              2 S          12          38 E         182         366         11/28/95             726006
------------------------------------------------------------------------------------------------------------------
NCY 18              2 S          12          38 E         182         367         11/28/95             726007
------------------------------------------------------------------------------------------------------------------
NCY 19              2 S        11, 12        38 E         182         368         11/29/95             726008
------------------------------------------------------------------------------------------------------------------
NCY 20              2 S          12          38 E         182         369         11/29/95             726009
------------------------------------------------------------------------------------------------------------------
NCY 21              2 S          12          38 E         182         370         11/29/95             726010
------------------------------------------------------------------------------------------------------------------
Con 1               2 S         1, 2         38 E         182         347         11/29/95             726011
------------------------------------------------------------------------------------------------------------------
Con 2               2 S         1, 2         38 E         182         348         11/29/95             726012
------------------------------------------------------------------------------------------------------------------
MIK 1               2 S           1          38 E         182         349         11/29/95             726013
------------------------------------------------------------------------------------------------------------------
Ben 1               2 S           1          38 E         184       312-313       3/29/96              735112
------------------------------------------------------------------------------------------------------------------
Ben 2               2 S           1          38 E         184       314-315       3/29/96              735113
------------------------------------------------------------------------------------------------------------------
Ben 3               2 S           1          38 E         184       316-317       3/29/96              735114
------------------------------------------------------------------------------------------------------------------
Ben 4               2 S         1, 2         38 E         184       318-319       3/29/96              735115
------------------------------------------------------------------------------------------------------------------
CC 1                2 S         7, 8         39 E         194         169         1/13/98              786167
------------------------------------------------------------------------------------------------------------------
CC 2                2 S           8          39 E         194         170         1/13/98              786168
------------------------------------------------------------------------------------------------------------------
CC 3                2 S           8          39 E         194         171         1/13/98              786169
------------------------------------------------------------------------------------------------------------------
CC 4                2 S           8          39 E         194         172         1/13/98              786170
------------------------------------------------------------------------------------------------------------------
CC 5                2 S           8          39 E         194         173         1/13/98              786171
------------------------------------------------------------------------------------------------------------------
CC 6                2 S           8          39 E         194         174         10/31/97             786172
------------------------------------------------------------------------------------------------------------------
CC 7                2 S           8          39 E         194         175         10/31/97             786173
------------------------------------------------------------------------------------------------------------------
CC 8                2 S         5, 8         39 E         194         176         10/31/97             786174
------------------------------------------------------------------------------------------------------------------
CC 9                2 S         5, 8         39 E         194         177         10/31/97             786175
------------------------------------------------------------------------------------------------------------------
CC 10               2 S         7, 8         39 E         194         178         1/13/98              786176
------------------------------------------------------------------------------------------------------------------
CC 11               2 S         7, 8         39 E         194         179         1/13/98              786177
------------------------------------------------------------------------------------------------------------------
CC 12               2 S         7, 8         39 E         194         180         1/13/98              786178
------------------------------------------------------------------------------------------------------------------
CC 13               2 S         5, 8         39 E         194         181         10/31/97             786179
------------------------------------------------------------------------------------------------------------------
CC 14               2 S         5, 8         39 E         194         182         10/31/97             786180
------------------------------------------------------------------------------------------------------------------
CC 15               2 S           5          39 E         194         183         10/31/97             786181
------------------------------------------------------------------------------------------------------------------
CC 16               2 S           5          39 E         194         184         10/31/97             786182
------------------------------------------------------------------------------------------------------------------
CC 17               2 S           7          39 E         194         185         10/29/97             786183
------------------------------------------------------------------------------------------------------------------
CC 18               2 S           7          39 E         194         186         10/29/97             786184
------------------------------------------------------------------------------------------------------------------
CC 19               2 S           6          39 E         194         187         10/29/97             786185
------------------------------------------------------------------------------------------------------------------
CC 20               2 S           6          39 E         194         188         10/29/97             786186
------------------------------------------------------------------------------------------------------------------
CC 21               2 S         5, 6         39 E         194         189         10/29/97             786187
------------------------------------------------------------------------------------------------------------------
CC 22               2 S           5          39 E         194         190         10/29/97             786188

------------------------------------------------------------------------------------------------------------------
CLAIM NAME        TOWNSHIP     SECTION       RANGE        BOOK        PAGE      LOCATION DATE    BLM SERIAL NUMBER
------------------------------------------------------------------------------------------------------------------
Mark 1             1, 2 S       36, 1        38 E          9          419          2/9/73              89365
------------------------------------------------------------------------------------------------------------------
Mark 2             1, 2 S       36, 1        38 E          9          420          2/9/73              89366
------------------------------------------------------------------------------------------------------------------
Mark 3              2 S           1          38 E          9          421          2/9/73              89367
------------------------------------------------------------------------------------------------------------------
Mark 4             1, 2 S       36, 1        38 E          9          422          2/9/73              89368
------------------------------------------------------------------------------------------------------------------
Mark 5             1, 2 S       36, 1        38 E          9          423          2/9/73              89369
------------------------------------------------------------------------------------------------------------------
Mark 6              1 S          36          38 E          9          424          2/9/73              89370
------------------------------------------------------------------------------------------------------------------
Mark 7              2 S         36, 1        38 E          9          425          2/9/73              89371
------------------------------------------------------------------------------------------------------------------
Mark 8              1 S          36          38 E          9          426          2/9/73              89372
------------------------------------------------------------------------------------------------------------------
Mark 9             1, 2 S     1,6,36,31    38, 39 E        9          427          2/9/73              89373
------------------------------------------------------------------------------------------------------------------
Mark 10             1 S          36          38 E          9          428          2/9/73              89374
------------------------------------------------------------------------------------------------------------------
Mark 11             1 S        36, 31      38, 39 E        9          429          2/9/73              89375
------------------------------------------------------------------------------------------------------------------
Mark 12             1 S          36          38 E          9          430          2/9/73              89376
------------------------------------------------------------------------------------------------------------------
Mark 13             1 S        36, 31      38, 39 E        9          431          2/9/73              89377
------------------------------------------------------------------------------------------------------------------
Mark 14             1 S        36, 31      38, 39 E        9          432          2/9/73              89378
------------------------------------------------------------------------------------------------------------------
Mark 15             1 S        36, 31      38, 39 E        9          433          2/9/73              89379
------------------------------------------------------------------------------------------------------------------
Mark 16             1 S        36, 31      38, 39 E        9          434          2/9/73              89380
------------------------------------------------------------------------------------------------------------------
Mark 17             1 S          31           39 E         9          435          2/9/73              89381
------------------------------------------------------------------------------------------------------------------
Mark 18             1 S        36, 31      38, 39 E        9          436          2/9/73              89382
------------------------------------------------------------------------------------------------------------------
Mark 19             1 S          31           39 E         9          437          2/9/73              89383
------------------------------------------------------------------------------------------------------------------
Mark 21             2 S         1, 6       38, 39 E        9          439         2/12/73              89385
------------------------------------------------------------------------------------------------------------------
Mark 22            1, 2 S     31, 1, 6     38, 39 E        9          440         2/12/73              89386
------------------------------------------------------------------------------------------------------------------
Mark 23            1, 2 S       31, 6        39 E          9          441         2/12/73              89387
------------------------------------------------------------------------------------------------------------------
Mark 24            1, 2 S       31, 6        39 E          9          442         2/12/73              89388
------------------------------------------------------------------------------------------------------------------
Mark 25             1 S          31          39 E          9          443         2/12/73              89389
------------------------------------------------------------------------------------------------------------------
Mark 26            1, 2 S       31, 6        39 E          9          444         2/12/73              89390
------------------------------------------------------------------------------------------------------------------
Mark 27             1 S          31          39 E          9          445         2/12/73              89391
------------------------------------------------------------------------------------------------------------------
Mark 28            1, 2 S       31, 6        39 E          9          446         2/12/73              89392
------------------------------------------------------------------------------------------------------------------
Mark 29             1 S          31          39 E          9          447         2/12/73              89393
------------------------------------------------------------------------------------------------------------------
Mark 30             1 S          31          39 E          9          448         2/12/73              89394
------------------------------------------------------------------------------------------------------------------
Mark 31             1 S          31          39 E          9          449         2/12/73              89395
------------------------------------------------------------------------------------------------------------------
Mark 32             1 S          31          39 E          9          450         2/12/73              89396
------------------------------------------------------------------------------------------------------------------
Mark 33             2 S           1          38 E          9          451         2/13/73              89397
------------------------------------------------------------------------------------------------------------------
Mark 34             2 S           1          38 E          9          452         2/13/73              89398
------------------------------------------------------------------------------------------------------------------
Mark 35             2 S         1, 12        38 E          9          453         2/13/73              89399
------------------------------------------------------------------------------------------------------------------
Mark 36             2 S           1          38 E          9          454         2/13/73              89400
------------------------------------------------------------------------------------------------------------------
Mark 37             2 S         1, 12        38 E          9          455         2/13/73              89401
------------------------------------------------------------------------------------------------------------------
Mark 38             2 S         1, 12        38 E          9          456         2/13/73              89402
------------------------------------------------------------------------------------------------------------------
Mark 39             2 S         1, 6       38, 39 E        9          457         2/13/73              89403
------------------------------------------------------------------------------------------------------------------
Mark 40             2 S         1, 6       38, 39 E        9          458         2/13/73              89404
------------------------------------------------------------------------------------------------------------------
T.W. No. 1          2 S           6          39 E          7          453         7/14/72              89406
------------------------------------------------------------------------------------------------------------------
Bonanza # I         2 S           6          39 E          10         314         4/14/60              89408
------------------------------------------------------------------------------------------------------------------
Bonanza # II        2 S           6          39 E          10         315         4/14/60              89409
------------------------------------------------------------------------------------------------------------------
Mark 200            2 S           1          38 E         175          85         1/23/94              694688
------------------------------------------------------------------------------------------------------------------

2.   Patented Claims

------------------------------------------
                SUMMARY
                           Claims    Acres
         mine area, MMC      34      378.6
             Blair, MMC       8      165.0
         Valcalda Spgs,       1      125.0
                    MMC(1)
       Silver Peak, MMC       2        9.6
------------------------------------------
          SUBTOTAL, MMC      45      678.1
           MRRI, Silver       0        0.9
                   Peak(2)
        BUSA, mine area       9      169.9
------------------------------------------
            GRAND TOTAL      54      848.9
------------------------------------------

1. includes 120.0 acres FEE land
2. town lot

OWNERS (CLAIMANTS):
  "MMC" Mary Mining Company, Inc., Trustee for the Land Trust Agreement, Trust No. 6050934, dated March 8, 1993; c/o William McLean, Jr., 707 Florida Ave., Tampa, Florida 33602; tele: 813 223 4785
  "MRRI" Mineral Ridge Resources Inc., PO Box 67, Silver Peak, Nevada 89047
         tele: 702 937 2266
  "BUSA" Benguetcorps USA, Inc., c/o Robert V. Schnabel, 1110 Vermont Ave.,
         N.W., Suite 600, Washington, D.C. 20005; tele: 202 638 2241
  "DUD" and "ST" Helen Dudley and Stewarts (own overriding royalty in certain lands)

LOC (LOCATION):
  "MR" = Mineral Ridge; "BL" = Blair townsite; "SP" = Silver Peak; "VS" = Valcalda Springs

                          MIN      PAT                   COUNTY        LEASE   SUB-OWNED
REFp   CLAIMp            SURVp     NOp    ACRESp    BKp   PGp   LOCp   OWNRp    1p   2p              NOTESp
---------------------------------------------------------------------------------------------------------------------
P57    Horned Toad       3507    197172   165.003   171   33    BL     MMC                 Mary Mining patented
                                                                                           claims in the Pittsburg
                                                                                           group (8 claims) contain
                                                                                           165.003 acres
P58    Spider            3507    197172             171   33    BL     MMC
P59    Scorpion          3507    197172             171   33    BL     MMC
P60    Lizard            3507    197172             171   33    BL     MMC
P61    Cactus            3507    197172             171   33    BL     MMC
P62    Gnat              3507    197172             171   33    BL     MMC
P63    Rattlesnake       3507    197172             171   33    BL     MMC
P64    Pittsburg         3507    197172             171   33    BL     MMC
P20    Mary              64      18078    20.660    3-B   207   MR     MMC
P21    Elizabeth         1927    35160    20.357    2     64    MR     MMC                 aka "Homestake",  M.S. 63
P23    Last Chance       42      3311     2.520     M     32    MR     MMC
       Lode
P24    Western           43      3312     4.550     M     37    MR     MMC
       Soldier Lode
P25    Glory Lode        44      3313     2.020     M     42    MR     MMC
P26    Crowning Glory    45      3314     2.720     M     47    MR     MMC
       Lode
P27      "      "  ,     46      3315     0.680     M     52    MR     MMC                 First Southern Extension
       1st S. EXT.                                                                         of the Crowning Glory Lode
P28    Drink Water       47      3318     2.290     M     58    MR     MMC
       Lode
P29    Valient           48      3160     0.910     M     22    MR     MMC
P30    New York Lode     49      3319     2.730     M     65    MR     MMC
P31    Chieftan Lode     50      3320     2.020     M     68    MR     MMC
P32    Defiance          59      24006    19.210    V     560   MR     MMC
P33    Sentinel          60      23857    19.750    W     86    MR     MMC
P34    Golden Gate       61      23858    20.660    W     88    MR     MMC
P35    Crown Lode        65-A    27739    2.880     W     436   MR     MMC
P37    Blair             66      19164    14.070    V     407   MR     MMC
P38    Antelope Mine     1736    28805    6.310     X     23    MR     MMC
P39    Nevada            1738    28806    10.300    X     21    MR     MMC
P40    Duplex            1739    29324    16.820    X     25    MR     MMC
P41    Bangor            1740    29323    17.800    X     27    MR     MMC
P43    Brooklyn          1742    28807    17.510    X     19    MR     MMC
P44    Mohawk            3068    216115   171.784   3-B   202   MR     MMC                 The entire Mohawk claim
                                                                                           group (13 claims) contains
                                                                                           171.784 acres
P45    Mohawk #1         3068    216115             3-B   202   MR     MMC
P46    Mohawk #2         3068    216115             3-B   202   MR     MMC
P47    Savage            3068    216115             3-B   202   MR     MMC
P48    Oro Fino          3068    216115             3-B   202   MR     MMC
P49    Poor              3068    216115             3-B   202   MR     MMC

                          MIN      PAT                   COUNTY        LEASE   SUB-OWNED
REFp   CLAIMp            SURVp     NOp    ACRESp    BKp   PGp   LOCp   OWNRp    1p   2p              NOTESp
---------------------------------------------------------------------------------------------------------------------
P50    Sapphire          3068    216115             3-B   202   MR     MMC
P51    Snow Drift        3068    216115             3-B   202   MR     MMC
P52    Ophir             3068    216115             3-B   202   MR     MMC
P53    Mary Extension    3068    216115             3-B   202   MR     MMC
P54    Summit            3068    216115             3-B   202   MR     MMC
P55    April             3068    216115             3-B   202   MR     MMC
P56    Canyon Crest      3068    216115             3-B   202   MR     MMC
P01    Columbus Lode     2665    71074    169.895               MR     BUSA                Oromonte group (9 claims)
                                                                                           contains 169.895 acres
P02    Frank No. 2       2665    71074                          MR     BUSA
       Lode
P03    Lincoln Lode      2665    71074                          MR     BUSA
P04    Washington Lode   2665    71074                          MR     BUSA
P05    Soda Lode         2665    71074                          MR     BUSA    DUD
P06    Oregon Lode       2665    71074                          MR     BUSA    DUD
P07    Peorto Lode       2665    71074                          MR     BUSA    DUD
P08    Solberry Lode     2665    71074                          MR     BUSA    DUD   ST
P09    Gillespy Lode     2665    71074                          MR     BUSA    DUD   ST
P22    Vanderbilt        37-B    3156     4.970     M     1     SP     MMC
       Millsite
P42    Manser Lode       1741    31286    4.600     X     34    SP     MMC
       Lot 7, Block C                     0.888                 SP     MRRI                3 houses
       FEE (ex-State                      120.000               VS     MMC
       land)
P36    Crown Millsite    65-B    27739    4.960     W     436   VS     MMC

3.   Patented Lands

     (a)  Southeast 1/4, Section 8
          T.2 S., R.38 E.,
          M. D. B. & M.

     (b)  North 1/2, Northeast 1/4, Section 17
          T. 2 S., R.38 E.,
          M.D.B. & M.

                                   SCHEDULE "G"

                                ROYALTY INTERESTS

1.   MARY MINING COMPANY INC.

     4% net smelter royalty ("NSR") where gold price less than or equal to $500 per ounce

     Applies to all properties acquired from Mary Mining Company Inc.

2.   DUDLEY

     2% NSR where gold price less than $400 per ounce

     Applies to:

               Soda Claim
               Oregon Claim
               Peoto Claim

3.   DUDLEY

     0.8% NSR where gold price less than $400 per ounce

     Applies to:

               Soleberry Claim
               Gillespy Claim

4.   STEWART

     1.2% NSR where gold price less than $400 per ounce

     Applies to:

               Soleberry Claim
               Gillespy Claim

                                    SCHEDULE "H"

                                     EQUIPMENT

Pin #     0238-01-002
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
   ROLL     TYPE      ASSET     YEAR    NEW PROP.   DESCRIPTION             MODEL #    SERIAL #      ACQ.COST        PC
                      LIFE      ACQ.
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
    U       Fixed       A       1996                Sea Container                                    $    4,467.00
    U       Fixed       A       1996                Telephone Equipment                              $    6,972.00
    U       Fixed       A       1996                Telephone Equipment                              $   10,000.00
    U       Fixed       A       1996                Sea Container                                    $    4,467.00
    U       Fixed       A       1996                Pump Water Well                                  $   71,128.00
    U       Fixed       A       1996                Jayco Industrial Tanks                           $    3,339.00
    U       Fixed       A       1996                Telephone Equipment                              $    4,953.00
    U       Fixed       A       1997        yes     Dust collection ducts                            $  114,719.00   yes
    U       Fixed       A       1997        yes     Vibrating screens                                $  526,642.00
    U       Fixed       A       1997        yes     Conveyor covers                                  $   10,421.00
    U       Fixed       A       1997        yes     Structural Steel                                 $  894,109.00
                                                    (crusher)
    U       Fixed       A       1997        yes     Rail                                             $    1,101.00
    U       Fixed       A       1997        yes     Radial Stacker                                   $  114,480.00
    U       Fixed       A       1997        yes     Tramp Iron Detector                              $    9,603.00
    U       Fixed       A       1997        yes     Cement Bin                                       $   60,131.00
    U       Fixed       A       1997        yes     Pulleys Shafts and                               $   50,458.00
                                                    Bearings
    U       Fixed       A       1997        yes     Feeders                                          $  271,132.00
    U       Fixed       A       1997        yes     Idelers                                          $   39,868.00
    U       Fixed       A       1997        yes     Dust Collectors                                  $  196,703.00   yes
    U       Fixed       A       1997        yes     Fans                                             $    3,759.00
    U       Fixed       A       1997        yes     Agglomeration Drum                               $   55,072.00
    U       Fixed       A       1997        yes     ADR Plant Equipment                              $  303,988.00
    U       Fixed       A       1997        yes     Belt Scale                                       $   16,177.00
    U       Fixed       A       1997        yes     Safety Shower                                    $    5,089.00
    U       Fixed       A       1997        yes     Magnet                                           $   19,344.00
    U       Fixed       A       1997        yes     Crusher                                          $1,015,407.00
    U       Fixed       A       1997        yes     Air Compressor                                   $   42,543.00
    U       Fixed       A       1997        yes     Sewage Treatment                                 $   16,220.00
    U       Fixed       A       1997        yes     Crusher (engin. Labor                            $  850,753.00
                                                    Cost)
    U       Fixed       A       1997        yes     Equip.(Const.                                    $  422,993.00
                                                    Management)
    U       Fixed       A       1997        yes     Equip. (General                                  $2,829,079.00
                                                    Contract)
    U       Fixed       A       1997        yes     Misc. Electrical Parts                           $   31,804.00
    U       Fixed       A       1997        yes     Emergency Power                                  $   10,326.00
    U       Fixed       A       1997        yes     Controls and                                     $  117,667.00
                                                    Instruments
    U       Fixed       A       1997        yes     Transformers                                     $  479,370.00
    U       Fixed       A       1997        yes     Chutes and Fumes                                 $  323,545.00
    U       Fixed       A       1997        yes     MCC Low Voltage                                  $  241,283.00
    U       Fixed       A       1997        yes     Mech Fasteners                                   $    6,884.00
    U       Fixed       A       1997        yes     Oil/Water Separator                              $   63,332.00
    U       Fixed       A       1997        yes     Piping and Fittings                              $  382,863.00
    U       Fixed       A       1997        yes     Cetrifigal Pump                                  $   92,906.00
    U       Fixed       A       1997        yes     Operator's Cab                                   $   27,536.00
    U       Fixed       A       1997        yes     Pre-Built Conveyors                              $  395,499.00
    U       Fixed       A       1997        yes     Reducers                                         $   85,684.00


                                     H-1


---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
   ROLL     TYPE      ASSET     YEAR    NEW PROP.   DESCRIPTION             MODEL #    SERIAL #      ACQ.COST        PC
                      LIFE      ACQ.
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
    U       Fixed       A       1997        yes     Conveyor Belting                                 $   42,450.00
    U       Fixed       A       1997        yes     Belt Wipers                                      $   23,014.00
    U       Fixed       A       1997        yes     Motors                                           $   14,719.00
    U       Fixed       A       1997        yes     Floor Sumps                                      $    3,485.00
    U       Fixed       A       1997        yes     40 Foot Sea Container                            $    3,233.00
    U       Fixed       A       1997        yes     Propane Tank                                     $    2,820.00
    U       Fixed       A       1997        yes     Ransom RH120 Vaporizer                           $    5,390.00
    U       Fixed       A       1997        yes     Exhaust Fan                                      $      122.00
    U       Fixed       A       1997        yes     American Resources Transformer                   $    1,000.00
    U       Fixed       A       1997        yes     Water Well Probe                                 $    1,027.00
    U       Fixed       A       1997        yes     Pea Gravel For Water Piping Syst                 $    1,604.00
    U       Fixed       A       1997        yes     Process Equipment                                $   28,190.00
    U       Mobile      A       1987                Drafting Chair                                   $       40.00
    U       Mobile      A       1987                Drafting Table                                   $       70.00
    U       Mobile      A       1987                Drafting Table                                   $       70.00
    U       Mobile      A       1987                Leroy Lettering Set                              $      150.00
    U       Mobile      A       1987                Drafting Table                                   $       70.00
    U       Mobile      A       1987                Drafting Table                                   $       70.00
    U       Mobile      A       1987                Drafting Chair                                   $       40.00
    U       Mobile      A       1987                Planix 5000 Planimeter                           $      914.00
    U       Mobile      A       1993                Mine lamp w/charger                  702C792     $      303.00
    U       Mobile      A       1993                Plainimeter                                      $      648.00
    U       Mobile      A       1993                Mine lamp w/charger                  610B592     $      303.00
    U       Mobile      A       1993                2-Way Hand Held Radio                426866      $      100.00
    U       Mobile      A       1993                2-Way Hand Held Radio                391496      $      100.00
    U       Mobile      A       1993                2-Way Hand Held Radio                426851      $      100.00
    U       Mobile      A       1993                Mine lamp w/charger                  309N293     $      303.00
    U       Mobile      A       1993                Mine lamp w/charger                  416T693     $      303.00
    U       Mobile      A       1994                Rolling Plan Holder                              $      366.00
    U       Mobile      A       1995                Water Level Probe                                $      855.00
    U       Mobile      A       1995                Hanging  map File                                $       75.00
    U       Mobile      A       1995                Planimeter Battery                               $       73.00
                                                    Pack
    U       Mobile      A       1995                Drafting Table                                   $      200.00
    U       Mobile      A       1995                Light Table                                      $      200.00
    U       Mobile      A       1995                Flat Map File                                    $      125.00
    U       Mobile      A       1996        yes     Lab Equipment                                    $    1,144.00
    U       Mobile      A       1996                Cabinets                                         $   24,300.00
    U       Mobile      A       1996                Lab Equipment                                    $       66.00
    U       Mobile      A       1996                Lab Equipment                                    $    1,024.00
    U       Mobile      A       1996                BSI Resources Recovery Tanks                     $   10,500.00
    U       Mobile      A       1996                Lab Equipment                                    $    5,735.00
    U       Mobile      A       1996                Welder                                           $    2,414.00
    U       Mobile      A       1996                Safe                                             $    5,809.00
    U       Mobile      A       1996                Lewis $ Lewis Survey Equipment                   $   10,448.00
    U       Mobile      A       1996                Lube Trailer                                     $    8,500.00
    U       Mobile      A       1996                Lewis $ Lewis Survey Equipment                   $    1,628.00
    U       Mobile      A       1996                Legend Inc lab                                   $   25,129.00
                                                    Equipment
    U       Mobile      A       1996                Envirotech Well Probe                            $      872.00
    U       Mobile      A       1997        yes     Sample Equip.                                    $  121,708.00
    U       Mobile      A       1997        yes     Banding Machine                                  $      153.00


                                     H-2


---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
   ROLL     TYPE      ASSET     YEAR    NEW PROP.   DESCRIPTION             MODEL #    SERIAL #      ACQ.COST        PC
                      LIFE      ACQ.
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------

    U       Mobile      A       1997        yes     Used Conveyors (6)                               $   39,000.00
    U       Fixed       A       1997        yes     Wet/Dry Vacuum                                   $      182.00
    U       Fixed       A       1997        yes     Lab Equipment                                    $      335.00
    U       Fixed       A       1997        yes     Lab Equipment                                    $      997.00
    U       Fixed       A       1997        yes     Lab Equipment                                    $    2,258.00
    U       Fixed       A       1997        yes     Case 1845C Loader                                $   26,210.00
    U       Fixed       A       1997        yes     Tool Box                                         $      279.00
    U       Fixed       A       1997        yes     Extication Device                                $      153.00
    U       Fixed       A       1997        yes     Safety Supplies / Emergency ESCA                 $      674.00
    U       Fixed       A       1997        yes     Trailer Jack                                     $       63.00
    U       Fixed       A       1997        yes     A-Frame Coupling                                 $       30.00
    U       Fixed       A       1997        yes     Bed Liner                                        $      357.00
    U       Fixed       A       1997        yes     Bed Liner                                        $      317.00
    U       Fixed       A       1997        yes     Safety Supplies                                  $      487.00
    U       Fixed       A       1997        yes     Bed Liner                                        $      320.00
    U       Fixed       A       1997        yes     Slide Projector                                  $      388.00
    U       Fixed       A       1997        yes     Bed Liner                                        $      320.00
    U       Fixed       A       1997        yes     Cross the bed tool box                           $      279.00
    U       Fixed       A       1997        yes     Truck-down payment                               $    5,000.00
    U       Fixed       A       1997        yes     Truck-down payment                               $    5,000.00
    U       Fixed       A       1997        yes     4wd Ambulance                                    $    4,250.00
    U       Fixed       A       1997        yes     2wd Ambulance                                    $    3,000.00
    U       Fixed       A       1997        yes     Tool Box                                         $      262.00
    U       Fixed       A       1997        yes     Lug Wrench                                       $       10.00
    U       Fixed       A       1997        yes     Lewis $ Lewis Survey Equipment                   $      216.00
    U       Fixed       A       1997        yes     Lab Equipment                                    $      229.00
    U       Fixed       A       1997        yes     Cross the bed tool box                           $      262.00
    U       Fixed       A       1997        yes     Precision Instrument                             $      230.00
    U       Fixed       A       1997        yes     Columbine Welder                                 $    5,764.00
    U       Fixed       A       1997        yes     10 Foot Farm Disc                                $    1,000.00
    U       Fixed       A       1995                Fast Track Upgrade                               $       98.00
    U       Fixed       A       1995                Data Vac/2 Vacuum                                $      135.00
    U       Fixed       A       1996                Autocad-R13                                      $    3,197.00
    U       Fixed       A       1996                Computer Communication Snap Kit                  $      222.00
    U       Fixed       A       1996                HP 750 C ink Jet                                 $    7,369.00
                                                    Plotter
    U       Fixed       A       1996                Gateway 2000 Computer                            $    4,487.00
    U       Fixed       A       1996                21' Vivitron Monitor                             $    1,745.00
    U       Fixed       A       1997        yes     Computer Plc                                     $  221,398.00
    U       Fixed       A       1997                Gateway 2000 Computer                            $    3,329.00
    U       Fixed       A       1997        yes     Calculators                                      $       34.00
    U       Fixed       A       1997        yes     Douglas Moore Computer Printer                   $      776.00

                                    SCHEDULE "I"

                                     LITIGATION


LITIGANT\PARTY        RELATING TO                 NATURE OF LITIGATION\CLAIM
--------------        -----------                 --------------------------
D.H. Blattner &       Open Pit Mining Contract    Claim against Mineral Ridge
Sons, Inc.                                        in the amount of
                                                  $1,466,746.90.

Roberts & Scheaffer   Mineral Ridge Project       Claim against Mineral Ridge
                      Construction Contract       in the amount of
                                                  $637,054.25.

Michelle Walker       Dismissal as Employee of    Claim against Mineral Ridge
                      Mineral Ridge               for employment
                                                  discrimination before Nevada
                                                  Equal Rights Commission and
                                                  the United States Equal
                                                  Employment Opportunity
                                                  Commission demanding back
                                                  pay of $38,000 and punitive
                                                  damages of $50,000.

Van American          Reclamation Bonding         Failure by Mineral Ridge to
                                                  make payment which was
                                                  requested April 24, 1998 in
                                                  the amount of $719,700 under
                                                  the General Contract of
                                                  Indemnity, Section 2(b).

J.D. Welsh &          Long outstanding            In respect of litigation in
Associates, Inc.      litigation regarding.       the Fifth Judicial District
                                                  Court for the State of
                                                  Nevada captioned J.D. WELSH
                                                  & ASSOCIATES, INC. V.
                                                  SUNSHINE PRECIOUS METALS,
                                                  INC., SUNSHINE MINING
                                                  COMPANY AND HOMESTEAD
                                                  MINERALS, INC.

John Torok\Barium,    Ivanhoe Joint Venture -     Threatened litigation
Inc.                  disclosure of information   against CRL.  Considered
                                                  spurious but CRL is advising
                                                  its insurer.

                                 SCHEDULE "J"

                             EMPLOYMENT CONTRACTS

TOM RINALDI

Letter of appointment dated April 11, 1996 and subsequent confirmation letter of September 14, 1998 dictates annual salary of $95,000 and severance the event of a sale of Mineral Ridge or in the event of the position becoming redundant or diminished due to a merger or takeover. Severance would consist of six months salary, equivalent to $47,500 and six months continuance of medical and dental coverage.

RAYMOND LEE

Salary of Raymond Lee is $65,000 annually. Letter dated September 14, 1998 for confirmation of terms should termination occur as a result of the sale of Mineral Ridge. Severance consisting of three months salary, equivalent to $16,250 is payable under such terms. Additionally, medical and dental coverages would continue for three months, if required.

                                 SCHEDULE "K"

                                  INSURANCE

POLICY NO.:      3527 - 34 - 66

INSURER:         Federal Insurance Company as arranged by Chubb Insurance
                 Company

COVERAGE:        PROPERTY INSURANCE

LIMITS:          $10,547,877 on Real and Personal Property

                 $   890,000 on Mobile Equipment
                 $   597,371 on Heap Leach Pad

SUB-LIMITS:      $ 5,000,000 on Earthquake
                 $   100,000 on Extra Expense

PERILS INSURED:  "All Risks" of Direct Physical Loss or Damage including
                 Flood and Earthquake Perils

DEDUCTIBLES:     $    50,000 Each and Every Loss except
                 $   100,000 On Flood
                        5% on Earthquake (minimum $250,000)

VALUATION:       Replacement Cost except Actual Cash Value on mobile equipment over 3 years old and Special Valuation on Heap Leach

EFFECTIVE:       June 30, 1998 to June 30, 1999

POLICY NO.:      7322 - 62 - 11

INSURER:         Federal Insurance Company as arranged by Chubb Insurance
                 Company

COVERAGE:        COMMERCIAL GENERAL LIABILITY INSURANCE

LIMITS:          $1,000,000 Each Accident or Occurrence
                 $1,000,000 General Aggregate
                 $1,000,000 Products & Completed Operations
                 $1,000,000 Advertising/Personal Injury
                 $1,000,000 Fire Damage
                 $1,000,000 Employee Benefits Administrative Errors & Omissions
                 Liability Insurance
                 $1,000,000 Stop-gap Employers' Liability
                 $   25,000 Medical Expenses

DEDUCTIBLES:     $    5,000 Per Occurrence, Bodily Injury and Property Damage
                 $    5,000 Per Claim on Empl Ben E&O Insurance
                        5% on Earthquake (minimum $250,000)

EFFECTIVE:       June 30, 1998 to June 30, 1999


                                     K-1

POLICY NO.:      7838 - 71 - 80

INSURER:         Chubb Insurance Company of Canada

COVERAGE:        UMBRELLA LIABILITY INSURANCE

LIMITS:          $3,000,000 Each Accident or Occurrence with respect to Bodily
                 Injury or Property Damage and in the Aggregate (where applicable) in Excess of underlying $1,000,000 Commercial
                 General Liability Insurance

DEDUCTIBLES:     NIL

EFFECTIVE:       June 30, 1998 to June 30, 1999

-------------------------------------------------------------------------------

                                SCHEDULE "L"

                            PERMITTED ENCUMBRANCES


                             TYPE OF
ENCUMBERING PARTY      OBLIGATION SECURED    SPECIFICS OF ENCUMBRANCE
-----------------      ------------------    ------------------------
 Dresdner Bank         Mine Debt Financing   Deed of Trust, (UCC) Financing
                       Facility, Gold Note,  Statements and Supplemental Deed
                       Dollar Note, Letter   of Trust
                       of Credit, Hedging
                       Agreement             Collateral Assignment of Material
                                             Project Agreements

                                             Collateral Assignment of Accounts

                                             Pledge of Purchased Shares

 D.H. Blattner &       Open Pit Mining       Lien filed against title to the
 Sons, Inc.            Contract              Mineral Ridge property in the
                                             amount of $1,466,746.90 in the
                                             Office of the County Recorder of
                                             Esmerelda County, Nevada.

 Roberts & Schaefer    Mineral Ridge         Lien filed against title to the
 Company               Project Construction  Mineral Ridge property in the
                       Contract              amount of $637,054.25 in the
                                             Office of the County Recorder of
                                             Esmerelda County, Nevada.

 Mary Mining Company   Royalty Agreement     Deed of Trust with Power of Sale,
                                             Assignment of Production, Security
                                             Agreement, Financing Statement and
                                             Fixtures Filing.  See also
                                             Schedule "G".  In addition,
                                             Mineral Ridge has failed to make
                                             payment in the amount of $60,000
                                             due July 21, 1998 for advance
                                             royalty.

 BenguetCorp. USA,     Royalty Agreement     See the Dudley and Stewart claims
 Inc.                                        in Schedule "G".

 J.D. Welsh &          Litigation            Lien filed against title to the
 Associates, Inc.                            Mineral Ridge property, recorded
                                             in the Office of the County
                                             Recorder of Esmerelda County,
                                             Nevada in respect of litigation in
                                             the Fifth Judicial District Court
                                             for the State of Nevada captioned
                                             J.D. WELSH & ASSOCIATES, INC. V.
                                             SUNSHINE PRECIOUS METALS, INC.,
                                             SUNSHINE MINING COMPANY AND
                                             HOMESTEAD MINERALS, INC.

 -                     -                     Hold periods and transfer
                                             restrictions applicable to the
                                             Purchased Shares under Canadian
                                             and United States securities
                                             legislation, the constating
                                             documents of Mineral Ridge and the
                                             various loan documents between
                                             Dresdner and CRL or CRI

                                  SCHEDULE "M"

                                   APPROVALS


 AUTHORITY OR PARTY       TYPE OF APPROVAL
 ------------------       ----------------
 The Toronto Stock        Approval of the transfer of the Purchased Shares to
 Exchange                 VGC and of the private placement of the CRL Shares.

 Various Nevada           Approval of change of beneficial holder of various
 authorities              permits for the Mineral Ridge mine.


                                 SCHEDULE "N"

                            SUBSCRIPTION AGREEMENT

THE SECURITIES THAT ARE THE SUBJECT OF THIS AGREEMENT HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933 AND, SUBJECT TO CERTAIN EXCEPTIONS, MAY NOT BE OFFERED OR SOLD IN THE UNITED STATES OR TO A U.S. PERSON.

THIS AGREEMENT is dated the 21st day of October, 1998,

BETWEEN:

               VISTA GOLD CORP., a company continued under the laws of the Yukon Territory having an address at Suite 3000, 370 Seventeenth Street, Denver, Colorado, U.S.A., 80202

               (hereinafter referred to as the "Purchaser")

AND:

               CORNUCOPIA RESOURCES LTD., a company amalgamated under the laws of the Province of British Columbia, having an address at Suite 540, 355 Burrard Street, Vancouver, British Columbia, V6C 2G8

               (hereinafter referred to as the "Company").

In consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties to this Agreement hereby agree as follows:

1.   SUBSCRIPTION

On the Closing (as hereinafter defined), the Purchaser shall purchase from the Company and the Company shall issue and deliver to the Purchaser the Shares (as hereinafter defined) of the Company for the price of U.S. $0.09 per share, being an aggregate consideration of U.S. $250,000, on the terms and conditions set out in this agreement.

2.   DEFINITIONS

In this Agreement, unless the context otherwise requires:

(a) "Accredited Investor" means an "accredited investor" as that term is defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the U.S. Securities Act;

(b)  "Closing" means:

     (i) the completion of the acquisition of all of the outstanding shares of Mineral Ridge Resources Inc. by Vista Gold Holdings Inc. from the Company in accordance with the terms of the share purchase and sale agreement made October 21, 1998 between the Purchaser and the Company, amongst others; and

     (ii) the completion of the issue and sale by the Company and the purchase by the Purchaser of the Shares pursuant to this Agreement;

(c) "Closing Date" means October 21, 1998 or such other date as the Company and the Purchaser may agree;

(d) "material" means material in relation to the Company and its subsidiaries considered on a consolidated basis;

(e) "material change" means any change in the business, operations, assets, ownership or capital of the Company and its subsidiaries, considered on a consolidated basis that would reasonably be expected to have a significant effect on the market price or value of the Shares and includes a decision to implement such a change made by the board of directors of the Company or by senior management of the Company who believe that confirmation of the decision by the board of directors is probable;

(f) "material fact" means any fact as to which there is a substantial likelihood that a reasonable investor would attach importance or that significantly affects or would reasonably be expected to have a significant effect on the market price or value of the Shares;

(g)  "misrepresentation" means:

     (i)    an untrue statement of a material fact, or

     (ii)   an omission to state a material fact that is:

            (1)  required to be stated, or

            (2) necessary to prevent a statement that is made from being false or misleading in the circumstances in which it was made;

(h) "Private Placement Questionnaire and Undertaking" means the questionnaire and undertaking required by the Stock Exchange in the form of Appendix "B" hereto;

(i)  "Purchaser" means Vista Gold Corp.;

(j)  "Regulation S" means Regulation S under the U.S. Securities Act;

(k)  "Securities Commission" means the British Columbia Securities Commission;

(l) "Securities Laws" means the applicable securities laws of the Province of British Columbia and the respective regulations made and forms prescribed thereunder together with all applicable published policy statements and blanket orders and rulings of the Securities Commission;

(m) "Shares" means the 2,777,777 Shares to be allotted and issued by the Company to the Purchaser at the Closing;

(n)  "Stock Exchange" means The Toronto Stock Exchange;

(o) "U.S. Exchange Act" means the SECURITIES EXCHANGE ACT OF 1934, as amended, of the United States of America;

(p)  "U.S. Person" means a U.S. person as that term is defined in Regulation S;

(q) "U.S. Securities Act" means the SECURITIES ACT OF 1933 of the United States of America; and

(q) "U.S. Securities Laws" means the U.S. Securities Act, the U.S. Exchange Act, the securities laws of each applicable state of the United States and the regulations promulgated under each such act or law.

3.   REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY

The Company represents and warrants to the Purchaser, as representations and warranties that are true as of the date of this agreement and as of the Closing Date and covenants and agrees with the Purchaser as follows:

(a) the Company is duly incorporated, validly existing and in good standing under the laws of the Province of British Columbia and is duly qualified to transact business and is in good standing in every jurisdiction in which the failure so to qualify would have a material adverse effect on its business or properties;

(b) at their time of issue, the Shares will be free and clear of any liens or encumbrances other than those created by, or imposed upon, the holders thereof through no action of the Company;

(c)  the following disclosure documents of the Company:

     (i) the audited annual financial statements for the year ended December 31, 1997;

     (ii) the management information circular dated as of April 9, 1998 for the Company's 1998 annual general meeting;

     (iii)  all press releases issued by the Company after December 31, 1997;

     (iv)   the Form 10-K of the Company dated March 30, 1998; and

     (v) the quarterly reports to shareholders on Form 10-Q on the interim financial periods ended March 31, 1998 and June 30, 1998;

     were, at their respective dates of issue or publication, true and correct in all material respects, contained no misrepresentations and were prepared in accordance with generally accepted accounting principles applicable in Canada and complied with the laws, regulations, policy statements and rules applicable thereto;

(d) the authorized capital of the Company consists of 300,000,000 shares divided into 200,000,000 common shares without par value and 100,000,000 preferred shares without par value, issuable in series, of which 38,814,057 common shares are issued and outstanding on the date hereof as fully paid and non-assessable shares;

(e) the common shares in the capital of the Company are listed and posted for trading on the Stock Exchange;

(f) the Company is a reporting issuer under the Securities Act of British Columbia, and is in compliance with its obligations thereunder; and

(g) the execution and delivery of this agreement, the fulfillment of the terms hereof and the issue, sale and delivery on the Closing Date of the Shares, do not and will not result in a breach of and do not create a state of facts which, after notice or lapse of time, or both, will result in a breach of, and do not and will not conflict with, any of the terms, conditions or provisions of the constating documents of the Company or any trust indenture, agreement or instrument to which the Company is a party or by which the Company is contractually bound or will be contractually bound on the Closing Date.

4.   COVENANTS OF THE COMPANY

The Company covenants and agrees with the Purchaser as follows:

(a) the Company will use its best efforts to obtain the consent of the Stock Exchange and comply with all other regulatory requirements, requirements of the Stock Exchange and requirements of the Securities Laws and U.S. Securities Laws applicable to the offering and sale of Shares to the Purchaser on a "private placement" basis as contemplated hereby prior to the Closing Date;

(b) the Company will use its best efforts to ensure that the Shares will be listed and posted for trading on the Stock Exchange; and

(c) the Company shall deliver to the Purchaser on the Closing an opinion, dated as of the Closing Date, of counsel to the Company, addressed to the Purchaser and Purchaser's counsel with respect to the following matters:

     (i) the Company has been duly incorporated and is a validly existing company, is in good standing with respect to the filing of returns, and is duly qualified to carry on business and own property under the laws of its jurisdiction of incorporation and the laws of any other jurisdictions in which it carries on business or owns property;

     (ii) the Company has all necessary corporate power and authority to own its assets and to carry on its business;

     (iii)  the authorized and issued share capital of the Company;

     (iv) this Agreement has been duly authorized by all necessary corporate action on the part of the Company, has been duly executed and delivered by and on behalf of the Company and is valid and legally binding upon the Company and is enforceable in accordance with its terms, except as rights to indemnity and waiver of contribution thereunder may be limited under applicable law, and subject to bankruptcy, insolvency and other similar laws of general application affecting the enforcement of creditors rights and to the availability of equitable remedies being in the discretion of a court of competent jurisdiction;

     (v) the Shares have been duly and validly allotted and issued as fully paid and non-assessable shares in the capital of the Company;

     (vi) the Shares have been conditionally approved for listing on the Stock Exchange, subject to the filing of the required documents within the time stipulated by the Stock Exchange;

     (vii) the Company is a reporting issuer not in default under the SECURITIES ACT (British Columbia);

     (viii) no prospectus is required and, except as have been obtained or completed, no approval or consent of or filing with any governmental authority in the British Columbia or the Stock Exchange is required in order to qualify the issuance and sale by the Company of the Shares except for the filing within 10 days of the Closing Date of reports in prescribed form prepared and executed in accordance with applicable Securities Laws and except as may be required by the Stock Exchange in connection with the sale of the Shares; and

     (ix) the hold periods and resale restrictions applicable to the Shares under the Securities Laws.

5.   PURCHASER'S REPRESENTATIONS, WARRANTIES AND COVENANTS

The Purchaser represents and warrants to the Company, as representations and warranties that are true as of the date of this Agreement and as of the Closing Date and covenants with the Company, that:

(a) the Purchaser is a valid and subsisting corporation, has the necessary corporate capacity and authority to execute and deliver this agreement and to observe and perform its covenants and obligations hereunder and has taken all necessary corporate action in respect thereof, this agreement creates a legal, valid and binding contract of the Purchaser enforceable against the Purchaser in accordance with its terms;

(b) the Purchaser is purchasing the Shares as principal for its own account, and not for the benefit of any other person, for investment only and not with a view to resale or distribution;

(c) the offering and sale of the Shares to the Purchaser were not made through an advertisement of the Shares in printed media of general and regular paid circulation, radio or television or any other form of advertisement, and, to its knowledge, the Purchaser has not received an offering memorandum as such term is defined under the Securities Laws;

(d) the Shares are not being purchased by the Purchaser as a result of any material information concerning the Company that has not been publicly disclosed and the Purchaser's decision to enter into this agreement and acquire the Shares has not been made as a result of any verbal or written representation as to fact or otherwise made by or on behalf of the Company or any other person and is based entirely upon currently available public information concerning the Company;

(e) the Purchaser has such knowledge and experience in financial and business affairs as to be capable of evaluating the merits and risks of the investment hereunder in the Shares and is able to bear the economic risk of loss of such investment;

(f) the Purchaser is not a "U.S. Person" as defined in Regulation S under the U.S. Securities Act;

(g) the Purchaser has no intention to distribute either directly or indirectly any of the Shares in the United States or to "U.S. Persons"; provided, however, that the Purchaser may sell or otherwise dispose of any of the Shares pursuant to registration thereof pursuant to the U.S. Securities Act and any applicable State securities laws or under an exemption from such registration requirements;

(h) the Purchaser understands that the Shares have not been and will not be registered under the U.S. Securities Act and that the sale contemplated hereby is being made in reliance on an exemption from such registration requirement;

(i)  the Purchaser is an Accredited Investor, being an organization described in
     Section 501(c)(3) of the United States Internal Revenue Code, a corporation, a Massachusetts or similar business trust or partnership, not formed for the specific purpose of acquiring the Shares, with total assets in excess of US$5,000,000;

(j) the Purchaser acknowledges that it has not purchased the Shares as a result of any form of general solicitation or general advertising including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio, or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising;

(k) the Purchaser agrees that if it decides to offer, sell or otherwise transfer any of the Shares, it will not offer, sell or otherwise transfer any of such Shares directly or indirectly, unless:

     (i)    the sale is to the Company;

     (ii) the sale is made outside the United States in a transaction meeting the requirements of Rule 904 of Regulation S and in compliance with applicable local laws and regulations;

     (iii) the sale is made pursuant to the exemption from the registration requirements under the U.S. Securities Act provided by Rule 144 thereunder and in accordance with any applicable state securities or "Blue Sky" laws; or

     (iv) the Shares are sold in a transaction that does not require registration under the U.S. Securities Act or any applicable U.S. state laws and regulations governing the offer and sale of securities, and it has prior to such sale furnished to the Company an opinion reasonably satisfactory to the Company;

(l) the Purchaser acknowledges that it has not purchased the Shares as a result of, and will not itself engage in, any "directed selling efforts" (as defined in Regulation S) in the United States in respect of the Shares which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of the Shares; provided, however, that the Purchaser may sell or otherwise dispose of any of the Shares pursuant to registration of the Shares pursuant to the U.S. Securities Act and any applicable state securities laws or under an exemption from such registration requirements and as otherwise provided herein;

(m) the office of the Purchaser at which the Purchaser received and accepted the offer to purchase the Shares is the address listed on the signature page of this Subscription Agreement;

(n) The Purchaser acknowledges that if it decides to offer, sell or otherwise transfer any of the Shares in Canada, such securities may be offered or sold or otherwise transferred only:

     (i) pursuant to an exemption from the registration and prospectus requirements under the Securities Laws or the securities legislation of the Province of Canada in which such trade is occurring, and with the prior consent of the Stock Exchange; or

     (ii) if the trade is made in British Columbia, 12 months have elapsed from the date of the issue of the Shares, and at that time the Purchaser is not a control person of the Company, no unusual effort is made to prepare the market or create a demand for the Shares and no extraordinary commission or other consideration is paid in respect of such offer, sale or transfer;

(o)  the Purchaser acknowledges that:

     (a) the Company has provided notice to them that, pursuant to the SECURITIES ACT (British Columbia), the Shares will be subject to a hold period which will prevent the Shares from being traded in the Province of British Columbia for a period of 12 months after the date of issuance of the Shares; and

     (b) the Company has provided it notice that, within 10 days of the initial trade in the Shares made by the Purchaser, the Purchaser must file with the Securities Commission a report, in the form required by Blanket Order and Ruling #95/17 of the Securities Commission;

(p) the Purchaser acknowledges that all certificates issued representing the Shares, as well as all certificates issued in exchange for or in substitution therefore, will bear legends to the following effect:

               "THE COMMON SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE COMPANY THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY; (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE 1933 ACT; OR (C) WITHIN THE UNITED STATES IN ACCORDANCE WITH THE EXEMPTION FROM REGISTRATION UNDER THE 1933 ACT PROVIDED BY RULE 144 THEREUNDER, IF APPLICABLE, AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS. DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE GOOD DELIVERY IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA. A NEW CERTIFICATE, NOT BEARING THIS LEGEND, MAY BE OBTAINED FROM THE COMPANY'S REGISTRAR AND TRANSFER AGENT, UPON DELIVERY OF THIS CERTIFICATE AND EITHER A DULY EXECUTED DECLARATION, IN A FORM SATISFACTORY TO SUCH REGISTRAR AND TRANSFER AGENT AND THE COMPANY, TO THE EFFECT THAT SUCH SALE IS BEING MADE IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE 1933 ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY TO THE EFFECT THAT SUCH SALE IS EXEMPT FROM REGISTRATION UNDER THE 1933 ACT.";

     and

(q) the Purchaser understands and acknowledges that the Company, at its option, may not record a transfer without first being satisfied that such transfer is exempt from or not subject to registration under the U.S. Securities Act or the securities laws of any state of the United States or is exempt from or not subject to the registration and prospectus requirements under the Securities
     Laws or the securities legislation of the Province of Canada in which such transfer is occurring.

6.   CONDITIONS OF CLOSING

The obligations of the Purchaser to complete the purchase of the Shares is subject to the satisfaction on or before the Closing, for the exclusive benefit of the Purchaser, of each of the following conditions:

(a) the representations and warranties of the Company in Section 3 of this Agreement shall be true and correct in all material respects as at the Closing with the same force and effect as if such representations and warranties had been made at and as of the Closing;

(b) the Company shall have, in all material respects, performed and complied with all covenants and agreements in this Agreement to be performed or complied with, or caused to be performed or complied with, by the Company at or prior to the Closing;

(c) the Company shall have made all necessary filings and obtained all necessary shareholder and regulatory approvals, consents, authorizations and acceptances required to be made or obtained in respect of the offering of the Shares;

(d) the Stock Exchange shall have accepted notice of the offering and sale of the Shares on the terms contemplated herein and shall have conditionally approved the listing of the Shares, subject to the Company fulfilling the requirements as to the filing of certain documents and the payment of the necessary listing fees;

(e) the Purchaser shall have completed the acquisition of all of the outstanding shares of Mineral Ridge Resources Inc. from Cornucopia Resources Inc. in accordance with the terms of the share purchase and sale agreement made October 21, 1998 among Cornucopia Resources Inc., the Company, Vista Gold Holdings Inc. and the Purchaser;

(f) since June 30, 1998, there shall have been no adverse material change (actual, anticipated, contemplated or threatened, whether financial or otherwise) in the business, affairs, operations, assets, liabilities (contingent or otherwise) or capital of the Company and its subsidiaries, except as disclosed to and accepted by the Purchaser;

(g) no transaction shall have been entered into by the Company or any of its subsidiaries which is or would be material to the Company and its subsidiaries which is or would be material to the Company and its subsidiaries on a consolidated basis, except as disclosed to and accepted by the Purchaser;

(h) a certificate or certificates representing the Shares, in form and substance satisfactory to the Purchaser and its counsel acting reasonably, shall have been executed and delivered to the Purchaser;

(i) the Purchaser shall have completed a due diligence review satisfactory to the Purchaser in its sole discretion, acting reasonably, of the financial condition, business, affairs, properties and assets of the Company; and

(j) the Purchaser shall have received a certificate, dated as of the Closing Date, signed by the President and the Chief Financial Officer of the Company or any other officers of the Company acceptable to the Purchaser, certifying for and on behalf of the Company, to the best of their knowledge, information and belief, that:

     (i) the representations and warranties of the Company in Section 3 of this Agreement are true and correct in all material respects as at the Closing;

     (ii) the Company has, in all material respects, performed and complied with all covenants and agreements in this Agreement to be performed or complied with, or caused to be performed or complied with, by the Company at or prior to the Closing;

     (iii) the Company has made all necessary filings and obtained all necessary shareholder and regulatory approvals, consents, authorizations and acceptances required to be made or obtained in respect of the offering of the Shares;

     (iv) since June 30, 1998, there has been no adverse material change (actual, anticipated, contemplated or threatened, whether financial or otherwise) in the business, affairs, operations, assets, liabilities (contingent or otherwise) or capital of the Company and its subsidiaries; and

     (v) no transaction has been entered into by the Company or any of its subsidiaries which is or would be material to the Company and its subsidiaries on a consolidated basis.

7.   CLOSING

At the Closing on the Closing Date, the Purchaser shall deliver to the Company a certified cheque for U.S. $250,000 and the Company shall deliver to the Purchaser a certificate or certificates representing the Shares registered in the name of the Purchaser or its nominee.

8.   INFORMATION AND DOCUMENTS

The Purchaser will deliver to the Company along with this Agreement a copy of the Registration Instructions attached hereto as Schedule A and a completed and originally executed copy of the Private Placement Questionnaire and Undertaking and will, promptly upon request by the Company, provide the Company with such information and execute and deliver to the Company such additional undertakings, questionnaires and other documents as the Company may reasonably request in connection with the issue and sale of the Shares. The Purchaser acknowledges and agrees that such undertakings, questionnaires and other documents, when executed and delivered by the Purchaser, will form part of and will be incorporated into this Agreement with the same effect as if each constituted a representation and warranty or covenant of the Purchaser hereunder in favour of the Company. The Purchaser consents to the filing of such undertakings, questionnaires and other documents as may be required to be filed with any stock exchange or securities regulatory authority in connection with the transactions contemplated hereby.

9.   RESALE RESTRICTIONS

The Purchaser understands and acknowledges that the Shares will be subject to certain resale restrictions under the Securities Laws, U.S. Securities Laws and the Private Placement Questionnaire and Undertaking and the Purchaser agrees to comply with such restrictions. The Purchaser also acknowledges that it has been advised to consult its own legal advisors with respect to applicable resale restrictions and that it is solely responsible (and the Company is not in any manner responsible) for complying with such restrictions.

10.  MODIFICATION

Neither this Agreement nor any provision hereof shall be modified, changed, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, change, discharge or termination is sought.

11.  ASSIGNMENT

This Agreement and any interest herein or any of the rights arising hereunder may not be assigned without the prior written consent of the other party to this Agreement.

12.  MISCELLANEOUS

The Agreement contains the whole agreement between the Company and the Purchaser in respect of the subject matters hereof and there are no warranties, representations, terms, conditions or collateral agreements, express, implied or statutory, other than as expressly set forth herein and in any amendments hereto. All representations, warranties, agreements and covenants made or deemed to be made by the Purchaser herein will survive the execution and delivery, and acceptance, of this offer and the Closing. Time shall be of the essence of this Agreement. This Agreement and the rights and obligations of the parties hereunder will be governed by and construed according to the laws of the Province of British Columbia. This Agreement may be executed in any number of counterparts, each of which when delivered, either in original or facsimile form, shall be deemed to be an original and all of which together shall constitute one and the same document.

IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the day and year first above written.


VISTA GOLD CORP.

Per:

___________________________________
Authorized Signatory


CORNUCOPIA RESOURCES LTD.

Per:

___________________________________
Authorized Signatory

                                    APPENDIX "A"

                             REGISTRATION INSTRUCTIONS

                              (PURCHASER TO COMPLETE)

Please prepare the Share Certificate to be issued pursuant to the attached agreement registered in the following name and address:


VISTA GOLD CORP.
-----------------------------------
Name


SUITE 3000, 370 SEVENTEENTH STREET
-----------------------------------
Address

DENVER, COLORADO
-----------------------------------
80202
-----------------------------------

                                 APPENDIX "B"

                          THE TORONTO STOCK EXCHANGE

               PRIVATE PLACEMENT QUESTIONNAIRE AND UNDERTAKING

To be completed by each proposed private placement purchaser of listed securities or securities which are convertible into listed securities.

QUESTIONNAIRE

1.   DESCRIPTION OF TRANSACTION

     (a)  Name of Issuer of the Securities:  Cornucopia Resources Ltd.
                                             ----------------------------------
     (b)  Number and Description of Securities to be Purchased:

          2,777,777 common shares without par value
          ---------------------------------------------------------------------

     (c)  Purchase Price:  U.S. $250,000 (CDN. $390,700)
                           ----------------------------------------------------

2.   DETAILS OF PURCHASER

     (a)  Name of Purchaser:  Vista Gold Corp.
                              -------------------------------------------------

     (b)  Address:  Suite 3000, 370 Seventeenth Street, Denver, Colorado, 80202
                    -----------------------------------------------------------

     (c) Names and addresses of persons having a greater than 10% beneficial interest in the Purchaser: None
                                      -----------------------------------------

3.   RELATIONSHIP TO ISSUER

     (a) Is the purchaser (or any person named in response to 2(c) above) an insider of the issuer for the purposes of the Ontario Securities Act (before giving effect to this private placement)? If so, state the capacity in which the purchaser (or person named in response to 2(c)) qualifies as an insider.

          No
          ---------------------------------------------------------------------

          ---------------------------------------------------------------------

     (b) If the answer to (a) is "no", are the purchaser and the issuer controlled by the same person or company? If so give details.

          No
          ---------------------------------------------------------------------

          ---------------------------------------------------------------------

4.   DEALINGS OF PURCHASER IN SECURITIES OF THE ISSUER

     Give details of all trading by the purchaser, as principal, in the securities of the issuer (other than debt securities which are not convertible into equity securities), directly or indirectly, within the 60 days preceding the date hereof.

     None
     --------------------------------------------------------------------------

     --------------------------------------------------------------------------

     --------------------------------------------------------------------------

                                    UNDERTAKING

TO:  THE TORONTO STOCK EXCHANGE

The undersigned has subscribed for and agreed to purchase, as principal, the securities described in Item 1 of this Private Placement Questionnaire and Undertaking.

The undersigned undertakes not to sell or otherwise dispose of any of the said securities so purchased or any securities derived therefrom for a period of six months from the date of the closing of the transaction herein or for such period as is prescribed by applicable securities legislation, whichever is longer, without the prior consent of The Toronto Stock Exchange and any other regulatory body having jurisdiction.

DATED at Denver Colorado, this ______ day of October, 1998.


                                        Vista Gold Corp.
                                        ---------------------------------------
                                        (Name of Purchaser - PLEASE PRINT)


                                        ---------------------------------------
                                        (Authorized Signature)


                                        President and Chief Executive Officer
                                        ---------------------------------------
                                        (Official Capacity - PLEASE PRINT)

                                        Michael B. Richings
                                        ---------------------------------------
                                        (PLEASE PRINT HERE NAME OF INDIVIDUAL
                                        WHOSE SIGNATURE APPEARS ABOVE, IF
                                        DIFFERENT FROM NAME OF PURCHASER PRINTED
                                        ABOVE)